UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               MARK S. HOWARD
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2007



ITEM 1. REPORT TO STOCKHOLDERS.
USAA BALANCED STRATEGY FUND - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2007



[LOGO OF USAA]
   USAA(R)

                          USAA BALANCED
                                 STRATEGY Fund

                                            [GRAPHIC OF BALANCED STRATEGY FUND]

                      A n n u a l  R e p o r t

--------------------------------------------------------------------------------
    MAY 31, 2007

--------------------------------------------------------------------------------
                     IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-8448.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.
--------------------------------------------------------------------------------

Table of CONTENTS
--------------------------------------------------------------------------------

MESSAGE FROM THE PRESIDENT                                                    2

MANAGERS' COMMENTARY                                                          4

INVESTMENT OVERVIEW                                                           8

FINANCIAL INFORMATION

    Distributions to Shareholders                                            12

    Report of Independent Registered Public Accounting Firm                  13

    Portfolio of Investments                                                 14

    Notes to Portfolio of Investments                                        39

    Financial Statements                                                     43

    Notes to Financial Statements                                            46

EXPENSE EXAMPLE                                                              64

ADVISORY AGREEMENTS                                                          66

TRUSTEES' AND OFFICERS' INFORMATION                                          74

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2007, USAA. All rights reserved.

2

 M E S S A G E
==============------------------------------------------------------------------
               from the PRESIDENT
                                                       "

                                       THE PERPETUAL TUG OF WAR BETWEEN
 [PHOTO OF CHRISTOPHER W. CLAUS]   POSITIVE AND NEGATIVE NEWS CREATES MARKET
                                     CYCLES AND FEEDS INVESTOR PSYCHOLOGY,
                                           PROVOKING GREED AND FEAR.

                                                       "
                                                                       June 2007
--------------------------------------------------------------------------------

         As the one-year reporting period ended on May 31, 2007, investors could look back on an impressive five-month period, year-to-date. The S&P 500 Index had hit a closing record of 1,530.62 on May 31, 2007, with a total return of 8.77% from January 1, 2007, through May 31, 2007. The Dow Jones World Index had a price return of almost 10%. And while relatively steady, bond yields started to work their way higher. By May 31, the 10-year Treasury yield was near 5%.

         Given the performance of the stock market - which has generated what might be described as a year's worth of returns through May - one could ask, "Is this as good as it gets for 2007?" Remember, the financial markets react to a variety of signals and economic data, many of which are contradictory. The perpetual tug of war between positive and negative news creates market cycles and feeds investor sentiment, provoking greed and fear.

         Here are some of the factors that investors have to sort out: During the first three months of 2007, the U.S. economy slowed dramatically, with gross domestic product (GDP) growth reported at only 0.6%. However, many economists predict a rebound in the second half of the year. Meanwhile, first-quarter corporate earnings were above market expectations. Currency fluctuations boosted results even more for U.S.-based companies with global sales to unsustainable levels, in some cases to as much as 10% to 20%.

         The Treasury yield curve remains flat to inverted - a phenomenon that historically has preceded a recession. However, many market pundits have rated that likelihood as remote during the next 18 months. As of this writing, core inflation is still elevated and above the Federal Reserve Board's comfort level of 2%.

 . . . C O N T I N U E D
========================--------------------------------------------------------

         Interestingly, investors have seen little in the way of market volatility since the beginning of 2007. Even the decline of late February and early March has been followed by steady gains. The reason? There is a lot of liquidity in the market, which means that demand for stocks is high. The real estate market has cooled, and in response more money has flowed into stocks, particularly international stocks. Also, many companies continue to have access to capital, a reflection of strong balance sheets, low interest rates, and lenders who are willing to extend credit. This liquidity has led to an increase in the number of mergers and acquisitions, which has also helped propel global stock prices.

         Prices might go even higher later in the year given that U.S. large-cap stocks look reasonably valued, in my opinion. However, the increase seen during the first five months of 2007 may limit the upside opportunity. On the fixed-income side, I expect the flat yield curve to be around so long as core inflation stays above 2%. The 10-year Treasury bond, for example, should continue to trade between 4.5% and 5.25%, in my opinion.

         Rest assured that whatever happens, USAA Investment Management will continue working hard for you. From all of us, thank you for your business and the opportunity to serve your investment needs.

         Sincerely,

         /S/ CHRISTOPHER W. CLAUS

         Christopher W. Claus
         President and Vice Chairman of the Board
         USAA Mutual Funds Trust

         THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P 500 INDEX.
         o THE DOW JONES WORLD INDEX IS AN UNMANAGED FLOAT-ADJUSTED MARKET CAPITALIZATION INDEX THAT REPRESENTS APPROXIMATELY 95% OF EUROPEAN MARKET CAPITALIZATION AT THE REGIONAL LEVEL, 95% OF ALL OTHER DEVELOPED MARKETS AT THE COUNTRY LEVEL, AND 95% OF EMERGING MARKETS AS A GROUP.

         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o AS INTEREST RATES RISE, EXISTING BOND PRICES FALL. o FOREIGN AND PRECIOUS METALS AND MINERALS INVESTING ARE SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

4

 M A N A G E R S '
==================--------------------------------------------------------------
                   COMMENTARY on the Fund

USAA Investment Management Company            Deutsche Investment Management
   RON SWEET, CFA, CPA                           Americas Inc. (Stocks)
   Exchange-Traded Funds                         ROBERT WANG

   ARNOLD J. ESPE, CFA                           JIN CHEN, CFA
   Bonds and Money Market Instruments
                                                 JULIE ABBETT

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

         For the year ended May 31, 2007, the USAA Balanced Strategy Fund had a total return of 14.28%. This compares to a total return of 16.41% for the Lipper Balanced Funds Index, 22.58% for the Russell 3000 Index, and 6.66% for the Lehman Brothers U.S. Aggregate Bond Index.

ARE YOU SATISFIED WITH THE FUND'S PERFORMANCE?

         Yes, we believe that the Fund has been moving in the right direction. As shareholders who have been following our communications know, we have taken several important steps over the past year to create a structure that we believe can lead to consistently strong performance. This included the October 2006 hiring of a more nimble manager for the U.S. equity portion of the Fund, Deutsche Investment Management Americas Inc. (DIMA), to implement its quantitative equity strategy. This strategy allows the Fund to adjust its U.S. stock allocation more quickly in response to changing market conditions. Additionally, the Fund's investment policies were changed to allow an allocation to international stocks. So we believe we have the right combination of managers and strategies in place, and it appears the Fund's performance has begun to bear that out.

         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

         REFER TO PAGE 10 FOR BENCHMARK DEFINITIONS.

 . . . C O N T I N U E D
========================--------------------------------------------------------

WHAT FACTORS DROVE PERFORMANCE DURING THE REPORTING YEAR?

         It was a combination of allocation decisions among the various asset classes and investment performance by the Fund's active managers. In terms of allocation within the United States, we benefited from an overweight in value stocks in 2006 and so far in 2007 have seen a slight benefit from our shift to large-cap growth stocks.

         Our allocation to the international stocks in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI-EAFE) Index through an exchange-traded fund helped performance as this index outperformed both the U.S. stock and bond markets. And finally, while U.S. bonds have underperformed equity asset classes significantly, the performance of our U.S. bond manager has been outstanding.

WHAT DROVE YOUR ALLOCATION DECISIONS WITHIN THE U.S. STOCK MARKET?

         Value and small-cap stocks have outperformed growth and large-cap stocks significantly since the end of the bull market in 2000. Our strategy within the U.S. stock market in 2007 has been to overweight large-cap growth stocks significantly. Our thesis was that, following a long period of underperformance relative to value and small-cap stocks, large-cap growth valuations were quite compelling, especially given the existence of solid catalysts to spark a shift in market leadership.

         That shift is beginning. Specifically, large-cap growth stocks have slightly outperformed large-cap value and small-cap stocks in the first five months of 2007. What's more important, however, is

         THE MSCI-EAFE INDEX IS AN UNMANAGED INDEX THAT REFLECTS THE MOVEMENTS OF STOCK MARKETS IN EUROPE, AUSTRALASIA, AND THE FAR EAST BY REPRESENTING A BROAD SELECTION OF DOMESTICALLY LISTED COMPANIES WITHIN EACH MARKET.

6

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

         that valuations for large-cap growth companies have become even more attractive as a result of their stronger earnings.

         As we look back on our initial decision to overweight large-cap growth, we may have been a bit early. This is quite normal when making the type of forecast that calls for the end of a trend that has been in place awhile. But we are seeing solid evidence that gives us increasing confidence that the trend has changed. As such, we have made a decision to shift more assets from small-cap to large-cap growth stocks.

WHAT LED TO THE STRONG RELATIVE PERFORMANCE IN THE BOND PORTION OF THE FUND MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO)?

         It was largely a result of security selection, particularly in corporate bonds rated BBB and A. The spreads between these bonds and Treasuries have tightened more than other investment-grade sectors, and we also benefited from the fact that the bonds with BBB and A ratings that we owned did better than their peers. Some of these were hybrid securities, which have a yield advantage and are often issued by high-quality banking, finance, and insurance companies. Commercial mortgage-backed securities (CMBSs) also did well.

         A longer duration helped as rates came down in the first half of the year. We slowly adjusted to a neutral duration, which was a good move but had little impact on relative performance.

         We continue to try to avoid companies that are subject to leveraged buyouts (LBOs), but this is hard to do with so much private equity and hedge fund money looking for investment. Our major strategy here is to invest in sectors such as finance and insurance that are less likely to be taken over and also to be somewhat defensive, with exposure to AAA-rated CMBSs, electric utilities, and financials.

 . . . C O N T I N U E D
========================--------------------------------------------------------

WHAT'S THE OUTLOOK?

         The Fund's positioning continues to reflect IMCO's view that the U.S. economy will come in for a soft landing that is positive for equities. We are maintaining a neutral position in bonds as protection against the possibility of a hard landing, but note that there are increasingly compelling opportunities within specific areas of the U.S. stock market. Absent any change in the fundamentals, we would view any correction of 5% to 10% in the U.S. stock market as an opportunity to increase our weighting to the most attractive U.S. equity asset classes and reduce our bond holdings.

         For additional diversification and a degree of protection against the potential for a falling dollar, we expect to continue to have an allocation to international developed markets through an exchange-traded fund.

         From everyone at IMCO and DIMA, thank you for your confidence and investment in the Fund.

         YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 14-38.

8

 I N V E S T M E N T
====================------------------------------------------------------------
                     OVERVIEW

USAA BALANCED STRATEGY FUND (Ticker Symbol: USBSX)

OBJECTIVE
--------------------------------------------------------------------------------

High total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

Using preset target ranges, the Fund's strategy is to invest its assets in a combination of stocks on the one hand and bonds and money market instruments on the other.

--------------------------------------------------------------------------------
                                       5/31/07                        5/31/06
--------------------------------------------------------------------------------
Net Assets                         $661.8 Million                 $634.1 Million
Net Asset Value Per Share               $15.70                       $14.97

------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/07
------------------------------------------------
1 YEAR           5 YEARS           10 YEARS
14.28%           6.81%              7.57%

-------------------------------
         EXPENSE RATIO*
-------------------------------
Before Reimbursement      1.27%
After Reimbursement       1.00%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

* THE BEFORE REIMBURSEMENT EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY, AS REPORTED IN THE FUND'S PROSPECTUS DATED AUGUST 1, 2006, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS (ANA). THE AFTER REIMBURSEMENT EXPENSE RATIO REPRESENTS TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY, AFTER REIMBURSEMENT FROM USAA INVESTMENT MANAGEMENT COMPANY (IMCO) AS REPORTED IN THE FUND'S PROSPECTUS DATED AUGUST 1, 2006. IMCO HAS VOLUNTARILY AGREED TO LIMIT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES TO 1.00%, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND TO REIMBURSE THE FUND FOR EXPENSES IN EXCESS OF THIS AMOUNT. IMCO CAN MODIFY OR TERMINATE THIS ARRANGEMENT AT ANY TIME. THESE EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME DIVIDEND AND REALIZED CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS QUOTED DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                        CUMULATIVE PERFORMANCE COMPARISON

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                 RUSSELL        USAA BALANCED      LIPPER BALANCED    LEHMAN BROTHERS U.S.
               3000 INDEX       STRATEGY FUND        FUNDS INDEX      AGGREGATE BOND INDEX
               ----------       -------------      ---------------    --------------------
05/31/97       $10,000.00         $10,000.00          $10,000.00           $10,000.00
06/30/97        10,415.72          10,272.68           10,331.48            10,118.69
07/31/97        11,232.26          10,803.80           10,919.96            10,391.56
08/31/97        10,776.69          10,576.79           10,573.81            10,302.93
09/30/97        11,387.77          10,921.74           10,995.28            10,454.88
10/31/97        11,005.26          10,701.61           10,795.07            10,606.55
11/30/97        11,426.63          10,896.34           10,993.36            10,655.39
12/31/97        11,655.52          10,992.54           11,167.04            10,762.67
01/31/98        11,715.92          10,975.28           11,246.40            10,900.84
02/28/98        12,554.02          11,415.32           11,692.90            10,892.63
03/31/98        13,176.21          11,760.56           12,050.45            10,930.06
04/30/98        13,305.76          11,812.64           12,134.85            10,987.12
05/31/98        12,977.41          11,682.45           12,012.16            11,091.34
06/30/98        13,416.22          11,688.81           12,233.67            11,185.40
07/31/98        13,172.62          11,276.24           12,090.36            11,209.19
08/31/98        11,154.75          10,170.73           11,048.76            11,391.62
09/30/98        11,915.67          10,337.51           11,525.64            11,658.36
10/31/98        12,820.14          10,907.36           11,956.84            11,596.72
11/30/98        13,604.24          11,468.31           12,394.49            11,662.54
12/31/98        14,468.90          11,947.88           12,851.75            11,697.60
01/31/99        14,960.44          12,377.15           13,057.26            11,781.09
02/28/99        14,430.53          12,099.92           12,743.41            11,575.43
03/31/99        14,960.03          12,654.03           13,057.96            11,639.58
04/30/99        15,635.29          12,842.36           13,485.68            11,676.45
05/31/99        15,338.13          12,573.32           13,277.74            11,574.18
06/30/99        16,113.25          13,184.62           13,644.84            11,537.31
07/31/99        15,624.67          12,941.47           13,389.64            11,488.19
08/31/99        15,447.01          12,914.45           13,249.16            11,482.34
09/30/99        15,052.20          12,707.43           13,079.41            11,615.65
10/31/99        15,996.36          13,286.27           13,458.11            11,658.50
11/30/99        16,444.04          13,575.69           13,602.92            11,657.67
12/31/99        17,493.30          14,206.13           14,005.42            11,601.45
01/31/00        16,807.54          13,833.72           13,653.57            11,563.47
02/29/00        16,963.33          13,806.47           13,620.68            11,703.31
03/31/00        18,292.21          14,578.17           14,422.65            11,857.49
04/30/00        17,647.59          14,158.78           14,158.34            11,823.53
05/31/00        17,151.93          13,912.62           14,025.13            11,818.11
06/30/00        17,659.75          14,222.84           14,248.98            12,063.98
07/31/00        17,347.61          14,052.07           14,210.15            12,173.49
08/31/00        18,634.15          14,601.81           14,844.44            12,349.93
09/30/00        17,790.44          14,110.42           14,532.04            12,427.57
10/31/00        17,537.13          13,964.95           14,519.18            12,509.81
11/30/00        15,920.71          13,315.19           13,992.14            12,714.36
12/31/00        16,188.26          13,567.29           14,339.91            12,950.21
01/31/01        16,742.04          14,571.19           14,644.25            13,162.00
02/28/01        15,212.35          14,230.06           14,075.81            13,276.65
03/31/01        14,220.72          13,996.63           13,621.25            13,343.31
04/30/01        15,361.16          14,585.14           14,192.89            13,287.92
05/31/01        15,484.53          14,938.24           14,319.31            13,368.07
06/30/01        15,199.01          14,802.05           14,099.90            13,418.59
07/31/01        14,948.52          15,009.42           14,089.70            13,718.59
08/31/01        14,066.01          14,703.31           13,688.72            13,875.69
09/30/01        12,825.04          13,767.26           13,030.90            14,037.38
10/31/01        13,123.42          14,045.39           13,248.99            14,331.12
11/30/01        14,134.23          14,879.77           13,776.47            14,133.53
12/31/01        14,333.45          15,054.62           13,875.83            14,043.78
01/31/02        14,153.72          14,918.71           13,754.13            14,157.46
02/28/02        13,864.29          14,636.43           13,660.67            14,294.66
03/31/02        14,472.17          15,055.03           13,959.36            14,056.86
04/30/02        13,712.90          14,813.22           13,624.37            14,329.45
05/31/02        13,554.02          14,928.87           13,618.01            14,451.20
06/30/02        12,578.34          14,088.45           13,037.05            14,576.16
07/31/02        11,578.32          13,400.43           12,368.86            14,752.04
08/31/02        11,633.02          13,538.04           12,495.76            15,001.11
09/30/02        10,410.73          12,933.44           11,749.72            15,244.07
10/31/02        11,239.70          13,359.23           12,239.49            15,174.63
11/30/02        11,919.83          13,944.70           12,736.03            15,170.60
12/31/02        11,245.94          13,533.27           12,392.73            15,483.96
01/31/03        10,970.76          13,284.26           12,207.08            15,497.18
02/28/03        10,790.27          13,230.13           12,115.54            15,711.60
03/31/03        10,903.74          13,272.65           12,164.98            15,699.50
04/30/03        11,794.12          13,914.52           12,823.30            15,829.04
05/31/03        12,506.06          14,523.76           13,390.46            16,124.18
06/30/03        12,674.83          14,690.83           13,492.00            16,092.17
07/31/03        12,965.59          14,767.35           13,523.26            15,551.17
08/31/03        13,252.91          14,975.03           13,751.56            15,654.41
09/30/03        13,109.03          14,967.51           13,769.01            16,068.80
10/31/03        13,902.38          15,549.09           14,223.28            15,918.93
11/30/03        14,093.87          15,713.69           14,349.21            15,957.06
12/31/03        14,738.52          16,156.97           14,863.35            16,119.45
01/31/04        15,045.98          16,333.19           15,085.29            16,249.13
02/29/04        15,248.67          16,553.46           15,290.90            16,425.02
03/31/04        15,067.67          16,428.14           15,217.95            16,548.02
04/30/04        14,756.13          16,129.85           14,898.14            16,117.50
05/31/04        14,970.58          16,240.33           14,963.92            16,052.93
06/30/04        15,268.12          16,558.86           15,197.88            16,143.66
07/31/04        14,690.75          16,148.77           14,911.76            16,303.68
08/31/04        14,751.25          16,170.94           15,002.47            16,614.67
09/30/04        14,978.00          16,361.77           15,225.34            16,659.76
10/31/04        15,224.01          16,506.37           15,389.99            16,799.46
11/30/04        15,931.71          16,984.65           15,804.55            16,665.46
12/31/04        16,499.38          17,458.62           16,199.07            16,818.80
01/31/05        16,059.93          17,221.32           15,990.39            16,924.42
02/28/05        16,413.46          17,402.12           16,216.62            16,824.51
03/31/05        16,135.84          17,190.42           15,993.34            16,738.10
04/30/05        15,785.27          17,020.22           15,801.16            16,964.63
05/31/05        16,383.39          17,485.44           16,163.49            17,148.17
06/30/05        16,497.84          17,572.47           16,279.64            17,241.68
07/31/05        17,174.67          17,982.72           16,641.40            17,084.72
08/31/05        17,010.94          18,051.10           16,689.54            17,303.74
09/30/05        17,159.77          18,061.85           16,755.70            17,125.49
10/31/05        16,838.38          17,695.58           16,492.62            16,989.96
11/30/05        17,493.40          18,119.08           16,893.02            17,065.10
12/31/05        17,509.10          18,218.72           17,040.98            17,227.35
01/31/06        18,094.10          18,532.21           17,447.77            17,228.32
02/28/06        18,126.27          18,483.98           17,425.94            17,285.51
03/31/06        18,439.59          18,545.19           17,595.62            17,115.89
04/30/06        18,639.64          18,654.35           17,787.47            17,084.86
05/31/06        18,042.87          18,157.06           17,434.79            17,066.63
06/30/06        18,074.79          18,189.67           17,424.36            17,102.81
07/31/06        18,057.87          18,140.84           17,505.70            17,334.07
08/31/06        18,499.61          18,385.00           17,842.37            17,599.43
09/30/06        18,913.73          18,767.04           18,099.57            17,754.02
10/31/06        19,594.58          19,135.26           18,521.23            17,871.46
11/30/06        20,020.92          19,429.84           18,878.01            18,078.79
12/31/06        20,260.69          19,561.29           19,017.62            17,973.88
01/31/07        20,646.33          19,863.65           19,222.72            17,966.50
02/28/07        20,307.65          19,771.62           19,149.35            18,243.54
03/31/07        20,519.02          19,891.54           19,313.66            18,244.10
04/30/07        21,338.69          20,393.78           19,869.14            18,342.48
05/31/07        22,116.32          20,750.64           20,296.06            18,203.47

                                        [END CHART]

         DATA FROM 5/31/97 THROUGH 5/31/07.

         SEE NEXT PAGE FOR BENCHMARK DEFINITIONS.

         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE CUMULATIVE PERFORMANCE QUOTED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

10

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

         The graph on page 9 illustrates the comparison of a $10,000 hypothetical investment in the USAA Balanced Strategy Fund to the following benchmarks:

         o The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

         o The unmanaged Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within the Lipper Balanced Funds category.

         o The unmanaged Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

 . . . C O N T I N U E D
========================--------------------------------------------------------

----------------------------------------------------------------
                      TOP 5 EQUITY HOLDINGS
                        (% Of Net Assets)
----------------------------------------------------------------

iShares MSCI EAFE Index Fund**                              9.5%

Microsoft Corp.                                             1.4%

Exxon Mobil Corp.                                           1.1%

International Business Machines Corp.                       1.1%

Goldman Sachs Group, Inc.                                   1.0%
----------------------------------------------------------------

----------------------------------------------------------------
                   TOP 5 FIXED-INCOME HOLDINGS
                        (% Of Net Assets)
----------------------------------------------------------------

Consumers Funding, LLC                                      0.6%

Berkshire Hathaway Finance Corp.                            0.5%

Paine Weber Mortgage Acceptance Corp.                       0.4%

Roadway Corp.                                               0.4%

U.S. Treasury Notes                                         0.4%
----------------------------------------------------------------

                           ASSET ALLOCATION
                                5/31/07

                    [PIE CHART OF ASSET ALLOCATION]

U.S. Equity Securities                                      61.3%
Bonds                                                       36.1%
Other*                                                       6.8%

                              [END CHART]

          *INCLUDES MONEY MARKET INSTRUMENTS AND SHORT-TERM INVESTMENTS
           PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED.

         **PURSUANT TO A SECURITIES AND EXCHANGE COMMISSION (SEC) EXEMPTIVE
           ORDER AND A RELATED AGREEMENT WITH iSHARES TRUST (iSHARES), THE FUND MAY INVEST IN iSHARES IN AMOUNTS EXCEEDING LIMITS SET FORTH IN THE INVESTMENT COMPANY ACT OF 1940 THAT WOULD OTHERWISE BE APPLICABLE.

         PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

         YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 14-38.

12

 D I S T R I B U T I O N S
==========================------------------------------------------------------
                           to SHAREHOLDERS

USAA BALANCED STRATEGY FUND

         The following federal tax information related to the Fund's fiscal year ended May 31, 2007, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2008.

         17.11% of ordinary income distributions qualify for the dividends received deductions eligible to corporations.

         For the fiscal year ended May 31, 2007, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gains rates.

         Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $30,297,000 as long-term capital gains for the fiscal year ended May 31, 2007.

         For the fiscal year ended May 31, 2007, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $10,213,000 as qualifying interest income.

 R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D
========================--------------------------------------------------------
                         Public ACCOUNTING Firm

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
USAA BALANCED STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Balanced Strategy Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Balanced Strategy Fund at May 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 18, 2007

14

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS

USAA BALANCED STRATEGY FUND
MAY 31, 2007

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
            EQUITY SECURITIES (61.3%)

            COMMON STOCKS (50.1%)

            CONSUMER DISCRETIONARY (7.1%)
            -----------------------------
            APPAREL & ACCESSORIES & LUXURY GOODS (0.8%)
   34,000   Coach, Inc.                                                            $  1,746
   56,500   Liz Claiborne, Inc.                                                       1,960
   15,400   Polo Ralph Lauren Corp.                                                   1,502
                                                                                   --------
                                                                                      5,208
                                                                                   --------
            APPAREL RETAIL (0.2%)
   15,300   Ross Stores, Inc.                                                           503
   32,400   TJX Companies, Inc.                                                         906
                                                                                   --------
                                                                                      1,409
                                                                                   --------
            AUTO PARTS & EQUIPMENT (0.2%)
   36,000   TRW Automotive Holdings Corp.*                                            1,461
                                                                                   --------
            BROADCASTING & CABLE TV (1.5%)
  163,100   Comcast Corp. "A"*                                                        4,470
  154,100   DIRECTV Group, Inc.*                                                      3,600
   45,200   Liberty Global, Inc. "A"*                                                 1,736
                                                                                   --------
                                                                                      9,806
                                                                                   --------
            DEPARTMENT STORES (1.6%)
   96,400   Federated Department Stores, Inc.                                         3,849
   22,600   J.C. Penney Co., Inc.                                                     1,819
   39,000   Kohl's Corp.                                                              2,938
   41,100   Nordstrom, Inc.                                                           2,134
                                                                                   --------
                                                                                     10,740
                                                                                   --------
            GENERAL MERCHANDISE STORES (0.8%)
   22,300   Dollar Tree Stores, Inc.*                                                   944
   49,900   Family Dollar Stores, Inc.                                                1,679
   46,100   Target Corp.                                                              2,878
                                                                                   --------
                                                                                      5,501
                                                                                   --------
            HOMEBUILDING (0.1%)
      900   NVR, Inc.*                                                                  717
                                                                                   --------
            HOTELS, RESORTS, & CRUISE LINES (0.1%)
   21,000   Marriott International, Inc. "A"                                            967
                                                                                   --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
            HOUSEHOLD APPLIANCES (0.3%)
   35,200   Snap-On, Inc.                                                          $  1,903
                                                                                   --------
            INTERNET RETAIL (0.1%)
   10,400   Amazon.com, Inc.                                                            719
                                                                                   --------
            PUBLISHING (0.3%)
   25,300   McGraw-Hill Companies, Inc.                                               1,779
                                                                                   --------
            RESTAURANTS (1.1%)
   15,100   Brinker International, Inc.                                                 483
    9,300   Darden Restaurants, Inc.                                                    424
   55,200   McDonald's Corp.                                                          2,790
   39,100   Starbucks Corp.                                                           1,126
   33,400   Yum! Brands, Inc.                                                         2,262
                                                                                   --------
                                                                                      7,085
                                                                                   --------
            Total Consumer Discretionary                                             47,295
                                                                                   --------
            CONSUMER STAPLES (3.4%)
            -----------------------
            BREWERS (0.4%)
   47,000   Anheuser-Busch Companies, Inc.                                            2,507
                                                                                   --------
            DRUG RETAIL (0.1%)
   15,300   CVS Corp.                                                                   589
                                                                                   --------
            FOOD RETAIL (0.3%)
   54,400   Safeway, Inc.                                                             1,876
                                                                                   --------
            HOUSEHOLD PRODUCTS (0.9%)
   65,200   Colgate-Palmolive Co.                                                     4,366
   18,800   Kimberly-Clark Corp.                                                      1,334
    6,000   Procter & Gamble Co.                                                        381
                                                                                   --------
                                                                                      6,081
                                                                                   --------
            PACKAGED FOODS & MEAT (0.1%)
   33,700   Dean Foods Co.                                                            1,104
                                                                                   --------
            PERSONAL PRODUCTS (0.2%)
   24,500   Estee Lauder Companies, Inc. "A"                                          1,159
                                                                                   --------

16

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
            SOFT DRINKS (0.8%)
   96,400   Coca-Cola Enterprises, Inc.                                            $  2,251
   46,800   PepsiCo, Inc.                                                             3,198
                                                                                   --------
                                                                                      5,449
                                                                                   --------
            TOBACCO (0.6%)
   24,100   Altria Group, Inc.                                                        1,713
   26,400   Loews Corp. - Carolina Group                                              2,053
                                                                                   --------
                                                                                      3,766
                                                                                   --------
            Total Consumer Staples                                                   22,531
                                                                                   --------
            ENERGY (5.1%)
            -------------
            INTEGRATED OIL & GAS (2.4%)
   65,500   Chevron Corp.                                                             5,337
   10,500   ConocoPhillips                                                              813
   83,300   Exxon Mobil Corp.(s)                                                      6,928
   20,900   Marathon Oil Corp.                                                        2,588
                                                                                   --------
                                                                                     15,666
                                                                                   --------
            OIL & GAS DRILLING (0.3%)
    3,100   Atwood Oceanics, Inc.*                                                      204
   35,700   Unit Corp.*                                                               2,199
                                                                                   --------
                                                                                      2,403
                                                                                   --------
            OIL & GAS EQUIPMENT & SERVICES (0.9%)
   51,900   Global Industries Ltd.*                                                   1,230
   10,000   Halliburton Co.                                                             360
   19,700   National-Oilwell Varco, Inc.                                              1,861
   12,000   Superior Energy Services, Inc.*                                             482
   27,100   Tidewater, Inc.                                                           1,789
                                                                                   --------
                                                                                      5,722
                                                                                   --------
            OIL & GAS EXPLORATION & PRODUCTION (1.2%)
   47,300   Chesapeake Energy Corp.                                                   1,649
    3,600   Cimarex Energy Co.                                                          151
    4,100   Comstock Resources, Inc.*                                                   125
   30,200   Devon Energy Corp.                                                        2,319
   26,500   Noble Energy, Inc.                                                        1,677
   12,200   St. Mary Land & Exploration Co.                                             456
   23,100   XTO Energy, Inc.                                                          1,340
                                                                                   --------
                                                                                      7,717
                                                                                   --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
            OIL & GAS REFINING & MARKETING (0.3%)
    7,200   Sunoco, Inc.                                                           $    574
   21,800   Tesoro Corp.                                                              1,349
                                                                                   --------
                                                                                      1,923
                                                                                   --------
            Total Energy                                                             33,431
                                                                                   --------
            FINANCIALS (8.7%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.4%)
   14,500   Ameriprise Financial, Inc.                                                  912
   21,300   SEI Investments Co.                                                       1,315
    5,600   State Street Corp.                                                          382
                                                                                   --------
                                                                                      2,609
                                                                                   --------
            DIVERSIFIED BANKS (1.4%)
  117,300   U.S. Bancorp                                                              4,056
  144,200   Wells Fargo & Co.                                                         5,204
                                                                                   --------
                                                                                      9,260
                                                                                   --------
            INVESTMENT BANKING & BROKERAGE (2.0%)
   29,200   Goldman Sachs Group, Inc.                                                 6,740
   12,100   Lehman Brothers Holdings, Inc.                                              888
   16,100   Merrill Lynch & Co., Inc.                                                 1,493
   52,200   Morgan Stanley                                                            4,439
                                                                                   --------
                                                                                     13,560
                                                                                   --------
            LIFE & HEALTH INSURANCE (0.2%)
    1,700   Nationwide Financial Services, Inc. "A"                                     105
   19,500   Principal Financial Group, Inc.                                           1,186
                                                                                   --------
                                                                                      1,291
                                                                                   --------
            MULTI-LINE INSURANCE (0.4%)
    8,000   American International Group, Inc.                                          579
   53,800   Genworth Financial, Inc. "A"                                              1,942
   13,300   HCC Insurance Holdings, Inc.                                                438
                                                                                   --------
                                                                                      2,959
                                                                                   --------
            OTHER DIVERSIFIED FINANCIAL SERVICES (1.9%)
   65,100   Bank of America Corp.                                                     3,301
   66,500   Citigroup, Inc.                                                           3,623
  111,300   JPMorgan Chase & Co.                                                      5,769
                                                                                   --------
                                                                                     12,693
                                                                                   --------

18

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
            PROPERTY & CASUALTY INSURANCE (0.8%)
    4,500   First American Corp.                                                   $    241
   51,300   Travelers Companies, Inc.                                                 2,779
   68,900   W.R. Berkley Corp.                                                        2,269
                                                                                   --------
                                                                                      5,289
                                                                                   --------
            REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
   13,800   CB Richard Ellis Group, Inc. "A"*                                           514
                                                                                   --------
            REGIONAL BANKS (0.5%)
   57,100   KeyCorp                                                                   2,033
    7,300   National City Corp.                                                         252
    7,300   PNC Financial Services Group, Inc.                                          539
    7,500   SunTrust Banks, Inc.                                                        670
                                                                                   --------
                                                                                      3,494
                                                                                   --------
            REINSURANCE (0.1%)
    6,400   Reinsurance Group of America, Inc.                                          401
                                                                                   --------
            REITs - DIVERSIFIED (0.1%)
    2,900   Vornado Realty Trust                                                        351
                                                                                   --------
            REITs - INDUSTRIAL (0.1%)
      900   AMB Property Corp.                                                           52
    8,100   ProLogis                                                                    524
                                                                                   --------
                                                                                        576
                                                                                   --------
            REITs - MORTGAGE (0.0%)
    3,900   iStar Financial, Inc.                                                       187
                                                                                   --------
            REITs - OFFICE (0.0%)
    2,400   Boston Properties, Inc.                                                     278
                                                                                   --------
            REITs - RESIDENTIAL (0.2%)
    4,900   Apartment Investment and Management Co. "A"                                 269
    4,400   Archstone-Smith Trust                                                       271
    2,100   AvalonBay Communities, Inc.                                                 274
    1,500   Camden Property Trust                                                       112
    8,300   Equity Residential Properties Trust                                         421
                                                                                   --------
                                                                                      1,347
                                                                                   --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
            REITs - RETAIL (0.3%)
      500   Federal Realty Investment Trust                                        $     44
    4,300   Kimco Realty Corp.                                                          199
    2,700   Regency Centers Corp.                                                       212
    8,400   Simon Property Group, Inc.                                                  907
   10,900   Weingarten Realty Investors                                                 509
                                                                                   --------
                                                                                      1,871
                                                                                   --------
            REITs - SPECIALIZED (0.2%)
    3,200   Health Care Property Investors, Inc.                                        104
   10,500   Host Marriott Corp.                                                         268
    8,600   Public Storage, Inc.                                                        770
                                                                                   --------
                                                                                      1,142
                                                                                   --------
            Total Financials                                                         57,822
                                                                                   --------
            HEALTH CARE (6.7%)
            ------------------
            BIOTECHNOLOGY (0.8%)
    3,500   Digene Corp.*                                                               156
   36,800   Genzyme Corp.                                                             2,374
   33,300   Gilead Sciences, Inc.                                                     2,756
                                                                                   --------
                                                                                      5,286
                                                                                   --------
            HEALTH CARE EQUIPMENT (1.2%)
   23,500   Baxter International, Inc.                                                1,336
   46,900   Becton, Dickinson & Co.                                                   3,576
   24,100   Dade Behring Holdings, Inc.                                               1,298
   21,100   Zimmer Holdings, Inc.*                                                    1,858
                                                                                   --------
                                                                                      8,068
                                                                                   --------
            HEALTH CARE SERVICES (0.2%)
   15,800   Alliance Imaging, Inc.*                                                     139
    3,900   Apria Healthcare Group, Inc.*                                               113
   13,700   Medco Health Solutions, Inc.*                                             1,065
                                                                                   --------
                                                                                      1,317
                                                                                   --------
            LIFE SCIENCES TOOLS & SERVICES (0.1%)
    8,100   Invitrogen Corp.*                                                           587
                                                                                   --------
            MANAGED HEALTH CARE (0.9%)
    8,000   Aetna, Inc.                                                                 423
   36,300   Humana, Inc.*                                                             2,252

20

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
   17,300   UnitedHealth Group, Inc.                                               $    948
   30,200   WellPoint, Inc.*                                                          2,459
                                                                                   --------
                                                                                      6,082
                                                                                   --------
            PHARMACEUTICALS (3.5%)
   63,000   Abbott Laboratories                                                       3,550
    2,000   Caraco Pharmaceutical Laboratories, Ltd.*                                    31
  104,400   Eli Lilly and Co.                                                         6,120
    7,200   Endo Pharmaceuticals Holdings, Inc.*                                        254
   52,200   Johnson & Johnson                                                         3,303
   39,200   Merck & Co., Inc.                                                         2,056
   52,300   Mylan Laboratories, Inc.                                                  1,034
  205,300   Pfizer, Inc.                                                              5,644
   21,300   Schering-Plough Corp.                                                       697
   10,700   Sciele Pharma, Inc.*                                                        264
   20,800   Valeant Pharmaceuticals International                                       328
                                                                                   --------
                                                                                     23,281
                                                                                   --------
            Total Health Care                                                        44,621
                                                                                   --------
            INDUSTRIALS (6.0%)
            ------------------
            AEROSPACE & DEFENSE (2.5%)
   31,700   Boeing Co.                                                                3,189
   44,700   Lockheed Martin Corp.                                                     4,385
  116,800   Raytheon Co.                                                              6,494
   33,400   Rockwell Collins, Inc.                                                    2,360
                                                                                   --------
                                                                                     16,428
                                                                                   --------
            AIRLINES (0.4%)
   90,900   AMR Corp.*                                                                2,577
    8,700   US Airways Group, Inc.*                                                     310
                                                                                   --------
                                                                                      2,887
                                                                                   --------
            CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.9%)
   59,100   Agco Corp.*                                                               2,558
   31,700   Caterpillar, Inc.                                                         2,491
    9,200   Manitowoc Co., Inc.                                                         697
                                                                                   --------
                                                                                      5,746
                                                                                   --------
            DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES (0.3%)
   14,400   Brink's Co.                                                                 949
   13,000   Dun & Bradstreet Corp.                                                    1,302
                                                                                   --------
                                                                                      2,251
                                                                                   --------

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                   (continued)

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MAY 31, 2007

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
            ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
    3,300   Belden, Inc.                                                           $    189
                                                                                   --------
            ENVIRONMENTAL & FACILITIES SERVICES (0.3%)
   65,500   Allied Waste Industries, Inc.                                               882
   24,500   Waste Management, Inc.                                                      947
                                                                                   --------
                                                                                      1,829
                                                                                   --------
            HUMAN RESOURCES & EMPLOYMENT SERVICES (0.0%)
    3,400   Heidrick & Struggles International, Inc.*                                   166
                                                                                   --------
            INDUSTRIAL CONGLOMERATES (0.5%)
   62,000   General Electric Co.                                                      2,330
   12,400   Teleflex, Inc.                                                              996
                                                                                   --------
                                                                                      3,326
                                                                                   --------
            INDUSTRIAL MACHINERY (0.4%)
   12,300   Danaher Corp.                                                               904
   20,400   Eaton Corp.                                                               1,912
                                                                                   --------
                                                                                      2,816
                                                                                   --------
            RAILROADS (0.1%)
    4,800   Burlington Northern Santa Fe Corp.                                          447
    1,200   Union Pacific Corp.                                                         145
                                                                                   --------
                                                                                        592
                                                                                   --------
            TRADING COMPANIES & DISTRIBUTORS (0.2%)
   29,500   United Rentals, Inc.*                                                       990
                                                                                   --------
            TRUCKING (0.4%)
    9,000   Con-way, Inc.                                                               510
   32,400   Ryder System, Inc.                                                        1,747
                                                                                   --------
                                                                                      2,257
                                                                                   --------
            Total Industrials                                                        39,477
                                                                                   --------
            INFORMATION TECHNOLOGY (7.3%)
            -----------------------------
            COMMUNICATIONS EQUIPMENT (0.6%)
  137,700   Cisco Systems, Inc.*                                                      3,707
    6,000   Dycom Industries, Inc.*                                                     178
                                                                                   --------
                                                                                      3,885
                                                                                   --------

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                   (continued)

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MAY 31, 2007

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
            COMPUTER HARDWARE (1.4%)
   11,700   Apple, Inc.                                                            $  1,422
   21,200   Hewlett-Packard Co.                                                         969
   66,500   International Business Machines Corp.(s)                                  7,089
                                                                                   --------
                                                                                      9,480
                                                                                   --------
            COMPUTER STORAGE & PERIPHERALS (0.7%)
   99,300   EMC Corp.                                                                 1,677
   44,400   Lexmark International, Inc. "A"                                           2,306
   42,000   Western Digital Corp.*                                                      790
                                                                                   --------
                                                                                      4,773
                                                                                   --------
            DATA PROCESSING & OUTSOURCED SERVICES (0.2%)
   43,400   Convergys Corp.                                                           1,117
                                                                                   --------
            ELECTRONIC EQUIPMENT MANUFACTURERS (0.1%)
   33,100   Vishay Intertechnology, Inc.*                                               590
                                                                                   --------
            INTERNET SOFTWARE & SERVICES (0.7%)
   37,100   eBay, Inc.                                                                1,208
    5,100   Google, Inc. "A"*                                                         2,538
    2,700   Internap Network Services Corp.*                                             40
   30,100   Yahoo!, Inc.                                                                864
                                                                                   --------
                                                                                      4,650
                                                                                   --------
            IT CONSULTING & OTHER SERVICES (0.1%)
   12,400   Cognizant Technology Solutions Corp. "A"*                                   974
                                                                                   --------
            SEMICONDUCTOR EQUIPMENT (1.1%)
   31,900   Asyst Technologies, Inc.*                                                   229
      100   FormFactor, Inc.*                                                             4
   10,400   Intevac, Inc.*                                                              201
   28,100   MEMC Electronic Materials, Inc.*                                          1,708
  103,400   Novellus Systems, Inc.                                                    3,173
  103,100   Teradyne, Inc.                                                            1,755
      400   Tessera Technologies, Inc.*                                                  18
                                                                                   --------
                                                                                      7,088
                                                                                   --------
            SEMICONDUCTORS (1.0%)
  176,100   Intel Corp.                                                               3,904
   36,100   National Semiconductor Corp.                                                972
   50,200   NVIDIA Corp.*                                                             1,741
                                                                                   --------
                                                                                      6,617
                                                                                   --------

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                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
            SYSTEMS SOFTWARE (1.4%)
  300,700   Microsoft Corp.(s)                                                     $  9,222
    1,000   MicroStrategy, Inc.*                                                        104
    2,200   Symantec Corp.                                                               44
                                                                                   --------
                                                                                      9,370
                                                                                   --------
            Total Information Technology                                             48,544
                                                                                   --------
            MATERIALS (2.2%)
            ----------------
            ALUMINUM (0.0%)
      400   Century Aluminum Co.*                                                        23
                                                                                   --------
            COMMODITY CHEMICALS (0.4%)
   60,300   Celanese Corp.                                                            2,194
   11,000   Lyondell Chemical Co.                                                       409
                                                                                   --------
                                                                                      2,603
                                                                                   --------
            DIVERSIFIED CHEMICALS (0.4%)
    7,200   Cabot Corp.                                                                 348
    1,200   Dow Chemical Co.                                                             54
  101,900   Huntsman Corp.                                                            2,038
                                                                                   --------
                                                                                      2,440
                                                                                   --------
            DIVERSIFIED METALS & MINING (0.4%)
   28,200   Freeport-McMoRan Copper & Gold, Inc. "B"                                  2,219
    4,100   Southern Copper Corp.(a)                                                    364
                                                                                   --------
                                                                                      2,583
                                                                                   --------
            INDUSTRIAL GASES (0.1%)
   12,300   Praxair, Inc.                                                               838
                                                                                   --------
            PAPER PACKAGING (0.3%)
   50,600   Sonoco Products Co.                                                       2,191
                                                                                   --------
            PAPER PRODUCTS (0.0%)
    7,800   Buckeye Technologies, Inc.*                                                 111
                                                                                   --------
            SPECIALTY CHEMICALS (0.3%)
    8,000   Albemarle Corp.                                                             325
  121,100   Chemtura Corp.                                                            1,319
                                                                                   --------
                                                                                      1,644
                                                                                   --------

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                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

                                                                                     MARKET
   NUMBER                                                                             VALUE
OF SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
            STEEL (0.3%)
    1,800   Cleveland-Cliffs, Inc.                                                 $    159
   24,600   Nucor Corp.                                                               1,661
                                                                                   --------
                                                                                      1,820
                                                                                   --------
            Total Materials                                                          14,253
                                                                                   --------
            TELECOMMUNICATION SERVICES (2.0%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (1.8%)
   68,000   AT&T, Inc.                                                                2,811
  300,900   Citizens Communications Co.                                               4,769
   27,400   Embarq Corp.                                                              1,761
   65,700   Verizon Communications, Inc.                                              2,860
                                                                                   --------
                                                                                     12,201
                                                                                   --------
            WIRELESS TELECOMMUNICATION SERVICES (0.2%)
    6,400   NII Holdings, Inc.*                                                         521
    6,400   United States Cellular Corp.*                                               508
                                                                                   --------
                                                                                      1,029
                                                                                   --------
            Total Telecommunication Services                                         13,230
                                                                                   --------
            UTILITIES (1.6%)
            ----------------
            ELECTRIC UTILITIES (0.9%)
   28,800   Exelon Corp.                                                              2,246
    3,400   FirstEnergy Corp.                                                           235
   89,100   Southern Co.                                                              3,209
                                                                                   --------
                                                                                      5,690
                                                                                   --------
            GAS UTILITIES (0.0%)
    4,200   UGI Corp.                                                                   121
                                                                                   --------
            MULTI-UTILITIES (0.7%)
   34,400   Consolidated Edison, Inc.                                                 1,680
   45,600   Sempra Energy                                                             2,796
                                                                                   --------
                                                                                      4,476
                                                                                   --------
            Total Utilities                                                          10,287
                                                                                   --------
            Total Common Stocks (cost: $305,731)                                    331,491
                                                                                   --------

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                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

PRINCIPAL
   AMOUNT                                                                            MARKET
  $(000)/                                                                             VALUE
   SHARES   SECURITY                                                                  (000)
-------------------------------------------------------------------------------------------
            PREFERRED SECURITIES (1.7%)

            CONSUMER STAPLES (0.3%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.3%)
   15,000   Dairy Farmers of America, Inc., 7.875%,
               cumulative redeemable, perpetual(b)                                 $  1,525
                                                                                   --------
            FINANCIALS (1.4%)
            -----------------
            LIFE & HEALTH INSURANCE (0.2%)
   40,000   Delphi Financial Group, Inc., Junior Subordinated Notes, 7.376%*(c)         991
                                                                                   --------
            PROPERTY & CASUALTY INSURANCE (0.4%)
   17,500   Axis Capital Holdings Ltd., Series B, 7.50%, perpetual(c)                 1,805
   $1,000   White Mountains Re Group, Junior Subordinated Notes, 7.51%,
               perpetual(b),(c),(d)                                                     985
                                                                                   --------
                                                                                      2,790
                                                                                   --------
            REINSURANCE (0.5%)
    1,500   Ram Holdings Ltd., Series A, 7.50%, noncumulative, perpetual*(b),(c)      1,515
   $2,000   Swiss Re Capital I L.P., 6.85%, perpetual(b),(c)                          2,055
                                                                                   --------
                                                                                      3,570
                                                                                   --------
            THRIFTS & MORTGAGE FINANCE (0.3%)
   29,304   Countrywide Capital V, 7.00%, cumulative redeemable                         729
   40,000   Indymac Bank, F.S.B., 8.50%*(b)                                           1,019
    5,000   Washington Mutual Capital Trust, 5.38%, cumulative,
               convertible, perpetual                                                   277
                                                                                   --------
                                                                                      2,025
                                                                                   --------
            Total Financials                                                          9,376
                                                                                   --------
            Total Preferred Securities (cost: $10,886)                               10,901
                                                                                   --------
            EXCHANGE-TRADED FUNDS (9.5%)
  780,000   iShares MSCI EAFE Index Fund (cost: $51,610)(a)                          63,141
                                                                                   --------
            Total Equity Securities (cost: $368,227)                                405,533
                                                                                   --------

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                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

PRINCIPAL                                                                                                    MARKET
   AMOUNT                                                                    COUPON                           VALUE
    (000)   SECURITY                                                           RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
            BONDS (36.1%)

            CORPORATE OBLIGATIONS (21.0%)

            CONSUMER DISCRETIONARY (2.1%)
            -----------------------------
            APPAREL & ACCESSORIES & LUXURY GOODS (0.3%)
            Kellwood Co.,
  $ 1,000      Debentures                                                      7.63%     10/15/2017        $    965
    1,000      Senior Notes                                                    7.88       7/15/2009           1,021
                                                                                                           --------
                                                                                                              1,986
                                                                                                           --------
            BROADCASTING & CABLE TV (0.4%)
    1,000   Cox Enterprises, Inc., Notes(b)                                    7.38       6/15/2009           1,032
    1,000   Liberty Media Corp., Senior Notes                                  5.70       5/15/2013             949
    1,000   Univision Communications, Inc., Senior Notes                       3.50      10/15/2007             994
                                                                                                           --------
                                                                                                              2,975
                                                                                                           --------
            HOTELS, RESORTS, & CRUISE LINES (0.2%)
    1,000   Royal Caribbean Cruises Ltd., Senior Notes                         7.25       6/15/2016           1,022
                                                                                                           --------
            HOUSEHOLD APPLIANCES (0.5%)
    2,500   Stanley Works Capital Trust I, Bonds(a)                            5.90      12/01/2045(c)        2,366
    1,000   Whirlpool Corp., Senior Notes                                      6.50       6/15/2016           1,009
                                                                                                           --------
                                                                                                              3,375
                                                                                                           --------
            HOUSEWARES & SPECIALTIES (0.2%)
    1,380   Newell Rubbermaid, Inc., MTN, Series A                             6.35       7/15/2028(h)        1,387
                                                                                                           --------
            PUBLISHING (0.5%)
    1,000   Knight-Ridder, Inc., Notes                                         5.75       9/01/2017             878
    2,500   Scholastic Corp., Notes                                            5.00       4/15/2013           2,230
                                                                                                           --------
                                                                                                              3,108
                                                                                                           --------
            Total Consumer Discretionary                                                                     13,853
                                                                                                           --------
            CONSUMER STAPLES (0.2%)
            -----------------------
            TOBACCO (0.2%)
    1,000   Universal Corp., MTN, Series B                                     7.88       2/15/2008           1,013
                                                                                                           --------

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                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

PRINCIPAL                                                                                                    MARKET
   AMOUNT                                                                    COUPON                           VALUE
    (000)   SECURITY                                                           RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
            ENERGY (1.2%)
            -------------
            OIL & GAS EQUIPMENT & SERVICES (0.4%)
            Seacor Holdings, Inc.,
  $ 1,881      SENIOR NOTES                                                    5.88%     10/01/2012        $  1,830
    1,000      Senior Notes                                                    7.20       9/15/2009           1,024
                                                                                                           --------
                                                                                                              2,854
                                                                                                           --------
            OIL & GAS EXPLORATION & PRODUCTION (0.5%)
    1,000   Sabine Pass LNG, LP, Secured Notes(b)                              7.25      11/30/2013           1,024
            Southwestern Energy Co.,
    1,000      MTN                                                             7.63       5/01/2027(e)        1,030
    1,000      MTN                                                             7.35      10/02/2017           1,029
                                                                                                           --------
                                                                                                              3,083
                                                                                                           --------
            OIL & GAS REFINING & MARKETING (0.3%)
    1,000   Premcor Refining Group, Inc., Senior Notes                         7.50       6/15/2015           1,044
    1,000   TEPPCO Partners LP, Junior Subordinated Notes                      7.00       6/01/2067(c)          987
                                                                                                           --------
                                                                                                              2,031
                                                                                                           --------
            Total Energy                                                                                      7,968
                                                                                                           --------
            FINANCIALS (11.3%)
            ------------------
            CONSUMER FINANCE (1.2%)
            Ford Motor Credit Co. LLC,
    1,000      Notes                                                           7.00      10/01/2013             958
    1,000      Senior Notes                                                    4.95       1/15/2008             992
    1,000   General Motors Acceptance Corp., Notes                             6.13       8/28/2007           1,000
    2,000   Household Finance Corp., Notes                                     6.38      10/15/2011           2,062
    1,000   HSBC Finance Corp., Notes                                          5.50       1/19/2016             983
    2,000   SLM Corp., MTN, Series A                                           5.56(f)    1/26/2009           1,982
                                                                                                           --------
                                                                                                              7,977
                                                                                                           --------
            DIVERSIFIED BANKS (0.6%)
    1,000   Emigrant Bancorp, Inc., Senior Notes(b)                            6.25       6/15/2014             995
    2,050   First Union Corp., Bonds                                           7.57       8/01/2026(e)        2,412
      455   U.S. Central Credit Union, Senior Notes                            2.70       9/30/2009             440
                                                                                                           --------
                                                                                                              3,847
                                                                                                           --------
            LIFE & HEALTH INSURANCE (1.3%)
    1,000   Great-West Life & Annuity Insurance Co., Bonds(b)                  7.15       5/16/2046(c)        1,041
    1,000   Lincoln National Corp., Bonds                                      7.00       5/17/2066(c)        1,043

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                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

PRINCIPAL                                                                                                    MARKET
   AMOUNT                                                                    COUPON                           VALUE
    (000)   SECURITY                                                           RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
  $ 1,000   MetLife, Inc., Junior Subordinated Bonds                           6.40%     12/15/2036(c)     $    960
    2,000   Phoenix Companies, Inc., Senior Notes                              6.68       2/16/2008           2,009
    2,000   Prudential Holdings, LLC, Bonds(b)                                 8.70      12/18/2023           2,450
    1,000   StanCorp Financial Group, Inc., Notes                              6.90       5/29/2067(c)          999
                                                                                                           --------
                                                                                                              8,502
                                                                                                           --------
            MULTI-LINE INSURANCE (1.1%)
    1,000   American General Finance Corp., MTN, Series I                      4.88       7/15/2012             968
    1,000   ASIF Global Financing XIX, Senior Notes(b)                         4.90       1/17/2013             971
    1,000   Genworth Financial, Inc., Junior Subordinated Notes                6.15      11/15/2066(c)          969
    1,000   Glen Meadow Pass-Through Certificates, Bonds(b)                    6.51       2/12/2067(c)        1,023
    2,000   Oil Casualty Insurance Ltd., Subordinated Debentures(b)            8.00       9/15/2034           1,969
    1,500   Oil Insurance Ltd., Notes(b)                                       7.56               -(c)        1,560
                                                                                                           --------
                                                                                                              7,460
                                                                                                           --------
            MULTI-SECTOR HOLDINGS (0.3%)
    2,000   Leucadia National Corp., Senior Notes                              7.00       8/15/2013           2,018
                                                                                                           --------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
    1,000   Bank of America Corp., Subordinated Notes                          9.38       9/15/2009           1,085
                                                                                                           --------
            PROPERTY & CASUALTY INSURANCE (2.6%)
    1,000   21st Century Insurance Group, Senior Notes                         5.90      12/15/2013           1,016
    3,185   Berkshire Hathaway Finance Corp.,
               Senior Notes                                                    4.85       1/15/2015           3,058
    1,000   Chubb Corp., Subordinated Notes                                    6.38       3/29/2067(c)          996
            Fidelity National Title Group, Inc.,
    1,000      Notes                                                           7.30       8/15/2011           1,046
    1,000      Notes                                                           5.25       3/15/2013             953
    1,500   Fund American Companies, Inc., Notes                               5.88       5/15/2013           1,481
    2,000   Liberty Mutual Group, Inc.,
               Junior Subordinated Notes(b)                                    7.00       3/15/2037(c)        1,970
            Markel Corp.,
    1,000      Notes                                                           7.20       8/15/2007           1,002
      500      Senior Notes                                                    6.80       2/15/2013             515
    1,000   RLI Corp., Senior Notes                                            5.95       1/15/2014             978
    1,000   Security Capital Assurance Ltd., Bonds(b)                          6.88               -(c)          986
    1,500   Travelers Companies, Inc., Junior Subordinated Debentures          6.25       3/15/2067(c)        1,471

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                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

PRINCIPAL                                                                                                    MARKET
   AMOUNT                                                                    COUPON                           VALUE
    (000)   SECURITY                                                           RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
  $ 1,000   W.R. Berkley Corp., Senior Notes                                   5.60%      5/15/2015        $    976
    1,000   XL Capital Ltd., Notes, Series E                                   6.50               -(c)          962
                                                                                                           --------
                                                                                                             17,410
                                                                                                           --------
            REGIONAL BANKS (2.2%)
    1,000   Bank of Hawaii, Notes                                              6.88       3/01/2009           1,021
    2,000   Colonial Bank, N.A., Subordinated Notes                            8.00       3/15/2009           2,074
    1,000   Cullen/Frost Bankers, Inc., Junior Subordinated Notes              5.75       2/15/2017(c)          996
    1,000   Fifth Third Capital Trust IV, Bonds                                6.50       4/15/2037(c)          986
    1,000   First Republic Bank Corp., Subordinated Notes                      7.75       9/15/2012           1,103
    2,000   Fulton Capital Trust I, Notes                                      6.29       2/01/2036           1,920
    1,000   Huntington Capital III, Junior Subordinated Notes                  6.65       5/15/2037(c)          979
    1,000   Imperial Bank, Subordinated Capital Notes                          8.50       4/01/2009           1,048
    1,500   Popular North America Capital Trust I, Bonds                       6.56       9/15/2034           1,421
    1,000   Regions Financing Trust II, Trust Preferred
               Securities, Bonds                                               6.63       5/15/2047(c)          977
    1,000   TCF National Bank, Subordinated Notes                              5.50       2/01/2016             976
    1,000   Union Planters Bank, N.A., Subordinated Notes                      6.50       3/15/2018(g)        1,008
                                                                                                           --------
                                                                                                             14,509
                                                                                                           --------
            REITs - OFFICE (0.2%)
    1,000   Arden Realty, LP, Notes                                            5.25       3/01/2015             982
                                                                                                           --------
            REITs - RETAIL (0.6%)
    2,000   Pan Pacific Retail Properties, Inc., Notes                         7.95       4/15/2011           2,163
    2,000   Tanger Factory Outlets, Senior Notes                               6.15      11/15/2015           2,000
                                                                                                           --------
                                                                                                              4,163
                                                                                                           --------
            REITs - SPECIALIZED (0.1%)
    1,000   Hospitality Properties Trust, Senior Notes                         5.13       2/15/2015             946
                                                                                                           --------
            SPECIALIZED FINANCE (0.1%)
    1,000   Financial Security Assurance Holdings Ltd.,
               Junior Subordinated Notes(b)                                    6.40      12/15/2066(c)          973
                                                                                                           --------
            THRIFTS & MORTGAGE FINANCE (0.8%)
    1,000   Independence Community Bank Corp., Notes                           3.50       6/20/2013(c)          979
    2,000   Roslyn Bancorp, Inc., Senior Notes                                 7.50      12/01/2008           2,046
    1,000   Washington Mutual Preferred
               Funding Trust I, Bonds, Series A-1(b)                           6.53               -(c)          981

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                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

PRINCIPAL                                                                                                    MARKET
   AMOUNT                                                                    COUPON                           VALUE
    (000)   SECURITY                                                           RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
  $ 1,000   World Savings Bank Federal Savings Bank, Notes                     4.13%     12/15/2009        $    971
                                                                                                           --------
                                                                                                              4,977
                                                                                                           --------
            Total Financials                                                                                 74,849
                                                                                                           --------
            HEALTH CARE (0.3%)
            ------------------
            MANAGED HEALTH CARE (0.3%)
    2,000   Highmark, Inc., Senior Notes(b)                                    6.80       8/15/2013           2,081
                                                                                                           --------
            INDUSTRIALS (0.8%)
            ------------------
            BUILDING PRODUCTS (0.1%)
    1,000   USG Corp., Notes(b)                                                6.30      11/15/2016             988
                                                                                                           --------
            RAILROADS (0.3%)
    2,000   TTX Co., Notes(b)                                                  5.40       2/15/2016           1,940
                                                                                                           --------
            TRUCKING (0.4%)
    2,500   Roadway Corp., Senior Notes                                        8.25      12/01/2008           2,584
                                                                                                           --------
            Total Industrials                                                                                 5,512
                                                                                                           --------
            INFORMATION TECHNOLOGY (0.3%)
            -----------------------------
            DATA PROCESSING & OUTSOURCED SERVICES (0.3%)
    1,750   Fiserv, Inc., Notes                                                4.00       4/15/2008           1,728
                                                                                                           --------
            MATERIALS (0.1%)
            ----------------
            DIVERSIFIED CHEMICALS (0.1%)
    1,000   ICI Wilmington, Inc., Notes                                        4.38      12/01/2008             982
                                                                                                           --------
            TELECOMMUNICATION SERVICES (0.2%)
            ---------------------------------
            WIRELESS TELECOMMUNICATION SERVICES (0.2%)
    1,000   US Unwired, Inc., Secured Notes                                   10.00       6/15/2012           1,083
                                                                                                           --------
            UTILITIES (4.5%)
            ----------------
            ELECTRIC UTILITIES (3.2%)
    1,000   Ameren UE, Senior Secured Notes                                    5.10      10/01/2019             914
    1,000   American Electric Power Co., Inc., Senior Notes                    4.71       8/16/2007             998
    2,000   Black Hills Corp., Notes                                           6.50       5/15/2013           2,002
    1,632   Cedar Brakes II, LLC, Senior Notes, Series C(b)                    9.88       9/01/2013           1,807

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                   (continued)

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MAY 31, 2007

PRINCIPAL                                                                                                    MARKET
   AMOUNT                                                                    COUPON                           VALUE
    (000)   SECURITY                                                           RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
  $   868   Entergy Gulf States, Inc., First Mortgage Bonds                    6.20%      7/01/2033        $    822
    1,000   Entergy Mississippi, Inc., First Mortgage Bonds                    5.15       2/01/2013             964
      894   FPL Energy National Wind, LLC, Secured Notes(b)                    5.61       3/10/2024             872
    1,000   FPL Group Capital, Inc., Bonds                                     6.35      10/01/2066(c)          999
    2,000   Monongahela Power Co., Notes, Series A                             7.36       1/15/2010           2,086
    1,500   Nevada Power Co., Notes, Series O                                  6.50       5/15/2018           1,546
    2,206   Oglethorpe Power Corp., Senior Secured Facility Bonds              6.97       6/30/2011           2,251
    1,306   Power Contract Financing, Senior Notes(b)                          6.26       2/01/2010           1,315
            PPL Capital Funding, Inc.,
    1,000      Guaranteed Notes, Series A                                      4.33       3/01/2009             978
    1,000      Junior Guaranteed Subordinated Notes, Series A                  6.70       3/30/2067(c)          974
    1,792   Tristate General & Transport Association, Bonds(b)                 6.04       1/31/2018           1,791
    1,000   West Penn Power Co., Notes                                         6.63       4/15/2012           1,041
                                                                                                           --------
                                                                                                             21,360
                                                                                                           --------
            GAS UTILITIES (0.5%)
    1,000   Enbridge Energy Partners, LP, Senior Notes                         5.35      12/15/2014             971
    1,000   Noram Energy Corp., Debentures                                     6.50       2/01/2008           1,005
    1,000   Valero Logistics Operations, LP, Senior Notes                      6.05       3/15/2013           1,004
                                                                                                           --------
                                                                                                              2,980
                                                                                                           --------
            MULTI-UTILITIES (0.8%)
    1,000   PSEG Funding Trust, Notes                                          5.38      11/16/2007             998
    1,000   Puget Sound Energy, Inc., Junior
               Subordinated Notes, Series A                                    6.97       6/01/2067(c)          999
    1,000   Sempra Energy ESOP, Series 1999(b)                                 4.21      11/01/2014(g)          999
    1,500   Wisconsin Energy Corp., Junior Subordinated Notes                  6.25       5/15/2067(c)        1,464
    1,000   WPS Resources Corp., Notes                                         6.11      12/01/2066(c)          981
                                                                                                           --------
                                                                                                              5,441
                                                                                                           --------
            Total Utilities                                                                                  29,781
                                                                                                           --------
            Total Corporate Obligations (cost: $140,080)                                                    138,850
                                                                                                           --------
            EURODOLLAR AND YANKEE OBLIGATIONS (5.2%)(i)
            -------------------------------------------
            ENERGY (1.0%)
            -------------
            INTEGRATED OIL & GAS (0.5%)
    1,000   Nakilat, Inc., Secured Bonds(b)                                    6.07      12/31/2033             965
      933   PEMEX Finance Ltd., Senior Notes                                   8.88      11/15/2010             976

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                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

PRINCIPAL                                                                                                    MARKET
   AMOUNT                                                                    COUPON                           VALUE
    (000)   SECURITY                                                           RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
  $ 1,500   Trans-Canada Pipelines Ltd., Junior Subordinated Notes             6.35%      5/15/2067(c)     $  1,471
                                                                                                           --------
                                                                                                              3,412
                                                                                                           --------
            OIL & GAS DRILLING (0.2%)
    1,403   Delek & Avner-Yam Tethys Ltd., Secured Notes(b)                    5.33       8/01/2013           1,380
                                                                                                           --------
            OIL & GAS EXPLORATION & PRODUCTION (0.3%)
    2,000   EOG Resources Canada, Inc., Senior Notes(b)                        4.75       3/15/2014           1,906
                                                                                                           --------
            Total Energy                                                                                      6,698
                                                                                                           --------
            FINANCIALS (3.7%)
            -----------------
            DIVERSIFIED BANKS (1.8%)
    1,000   BOI Capital Funding Number 3 LP, Guaranteed Bonds(b)               6.11               -(c)          960
    1,000   HBOS plc, Subordinated Notes(b)                                    6.41               -(c)          961
    1,000   Lloyds TSB Group plc, Bonds(b)                                     6.27               -(c)          976
    1,000   Mizuho Capital Investment 1 Ltd., Subordinated Bonds(b)            6.69               -(c)        1,011
    1,000   National Capital Trust II, Subordinated Notes(b)                   5.49               -(c)          964
    1,000   Nordea Bank AB, Subordinated Notes(b)                              5.42               -(c)          968
    2,000   Skandinaviska Enskilda Banken AB, Bonds(b)                         5.47               -(c)        1,915
    1,000   Standard Chartered plc, Subordinated Notes(b)                      6.41               -(c)          979
    1,000   Sumitomo Mitsui Financial Group Preferred Capital, Bonds(b)        6.08               -(c)          989
    2,000   UFJ Finance Aruba AEC, Notes                                       8.75               -(j)        2,087
                                                                                                           --------
                                                                                                             11,810
                                                                                                           --------
            LIFE & HEALTH INSURANCE (0.1%)
    1,000   AXA S.A., Subordinated Notes(b)                                    6.46               -(c)          963
                                                                                                           --------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
    1,000   ZFS Finance USA Trust II, Bonds(b)                                 6.45      12/15/2065(c)          991
                                                                                                           --------
            PROPERTY & CASUALTY INSURANCE (0.3%)
    1,000   Catlin Insurance Co. Ltd., Notes(b)                                7.25               -(c)          982
    1,000   Mantis Reef Ltd. II, Notes(b)                                      4.80      11/03/2009             981
                                                                                                           --------
                                                                                                              1,963
                                                                                                           --------

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                   (continued)

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MAY 31, 2007

PRINCIPAL                                                                                                    MARKET
   AMOUNT                                                                    COUPON                           VALUE
    (000)   SECURITY                                                           RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
            REGIONAL BANKS (0.3%)
  $ 2,000   Glitnir Banki hf, Notes(b)                                         7.45%              -(c)      $ 2,124
                                                                                                           --------
            REINSURANCE (0.9%)
    1,000   Allied World Assurance Holdings Ltd., Senior Notes                 7.50       8/01/2016           1,065
    1,000   Endurance Specialty Holdings, Ltd., Senior Notes                   6.15      10/15/2015             986
    1,000   Max USA Holdings, Ltd., Guaranteed Senior Notes(b)                 7.20       4/14/2017             988
    1,500   Montpelier Re Holdings Ltd., Senior Notes                          6.13       8/15/2013           1,461
    1,500   Platinum Underwriters Finance, Inc., Notes, Series B               7.50       6/01/2017           1,563
                                                                                                           --------
                                                                                                              6,063
                                                                                                           --------
            SPECIALIZED FINANCE (0.1%)
    1,000   QBE Capital Funding II LP, Guaranteed Bonds(b)                     6.80               -(c)          992
                                                                                                           --------
            Total Financials                                                                                 24,906
                                                                                                           --------
            MATERIALS (0.5%)
            ----------------
            DIVERSIFIED METALS & MINING (0.5%)
    2,000   Brascan Corp., Notes                                               8.13      12/15/2008           2,073
    1,000   Glencore Finance MTN                                               8.00               -(j)        1,014
                                                                                                           --------
            Total Materials                                                                                   3,087
                                                                                                           --------
            Total Eurodollar and Yankee Obligations (cost: $34,857)                                          34,691
                                                                                                           --------
            ASSET-BACKED SECURITIES (2.0%)

            FINANCIALS (1.7%)
            -----------------
            ASSET-BACKED FINANCING (1.7%)
      629   Aerco Ltd., Series 2A, Class A4(b)                                 5.84(f)    7/15/2025             631
      558   Airport Airplanes, Pass-Through Certificates,
               Series 1R, Class A8, EETC                                       5.70(f)    3/15/2019             544
    2,000   Banc of America Mortgage Securities, Inc.,
               Series 2004-F, Class 2A6                                        4.14       7/25/2034           1,952
    4,000   Consumers Funding, LLC, Series 2001-1, Class A5                    5.43       4/20/2015           4,009

34

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                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

PRINCIPAL                                                                                                    MARKET
   AMOUNT                                                                    COUPON                           VALUE
    (000)   SECURITY                                                           RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
  $ 2,000   CPS Auto Receivables Trust, Notes,
               Series 2007-A, Class A2(b)                                      5.27%     10/15/2010        $  1,997
    1,000   Detroit Edison Securitization Funding, LLC,
               Series 2001-1, Class A5                                         6.42       3/01/2015           1,049
    1,000   Santander Drive Auto Receivables Trust
               2007, Notes, Series 2007-1, Class A2                            5.20      12/15/2010             999
                                                                                                           --------
            Total Financials                                                                                 11,181
                                                                                                           --------
            INDUSTRIALS (0.3%)
            ------------------
            AIRLINES (0.3%)
            America West Airlines, Inc., Pass-Through
               Certificates,
      283      Series 1996-1, Class A, EETC                                    6.85       7/02/2009             286
    1,356      Series 1999-1, Class G, EETC (INS)                              7.93       1/02/2019           1,462
      590   American Airlines, Pass-Through Certificates,
               Series 2002-1, Class G, EETC (INS)                              5.97(f)    9/23/2007             591
                                                                                                           --------
            Total Industrials                                                                                 2,339
                                                                                                           --------
            Total Asset-Backed Securities (cost: $13,331)                                                    13,520
                                                                                                           --------
            COMMERCIAL MORTGAGE SECURITIES (6.3%)

            FINANCIALS (6.3%)
            -----------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES (6.2%)
            Banc of America Commercial Mortgage, Inc.,
    1,027      Series 2000-2, Class A1                                         7.02       9/15/2032           1,043
    2,091      Series 2001-PB1, Class A2                                       5.79       5/11/2035           2,111
      600   Bear Stearns Commercial Mortgage Securities, Inc.,
               Series 2003-T10, Class A1                                       4.00       3/13/2040             578
      400   Commercial Mortgage Asset Trust,
               Series 1999-C1, Class A4                                        6.98       1/17/2032             426
            Credit Suisse First Boston Mortgage
               Securities Corp.,
    1,000      Series 1998-C1, Class D                                         7.17       5/17/2040           1,043
    1,680      Series 2000-C1, Class A2                                        7.55       4/15/2062           1,752
      656      Series 2001-CK6, Class A2                                       6.10       8/15/2036             658
            DLJ Commercial Mortgage Corp.,
    1,903      Series 1999-CG1, Class A1B                                      6.46       3/10/2032           1,927
    1,958      Series 1999-CG2, Class A1B                                      7.30       6/10/2032           2,015

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                   (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

PRINCIPAL                                                                                                    MARKET
   AMOUNT                                                                    COUPON                           VALUE
    (000)   SECURITY                                                           RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
  $ 2,000   G-Force, LLC, Series 2005-RR2, Class A2(b)                         5.16%     12/25/2039        $  1,960
    1,000   GE Capital Commercial Mortgage Corp.,
               Series 2001-3, Class A2                                         6.07       6/10/2038           1,021
      980   Government Lease Trust, Series 1999-GSA1, Class A4(b)              6.48       5/18/2011             996
            GS Mortgage Securities Corp. II,
    1,000      Series 2001-GL3A, Class A2(b)                                   6.45       8/05/2018           1,035
    2,000      Series 2003-C1, Class A2B                                       4.30       1/10/2040           1,933
            J.P. Morgan Chase Commercial Mortgage Securities Corp.,
    1,000      Series 2005-CB12, Class A3A1                                    4.82       9/12/2037             974
    2,000      Series 2006-LDP6, Class A-SB                                    5.49       4/15/2043           1,990
    2,000   LB-UBS Commercial Mortgage Trust,
               Series 2006-C4, Class A2                                        5.87       6/15/2032           2,028
      341   Mach One Trust, Series 2004-1A, Class A1(b)                        3.89       5/28/2040             329
            Merrill Lynch Mortgage Investors, Inc.,
      755      Series 1998-C1, Class A2                                        6.48      11/15/2026             758
      875      Series 1999-C1, Class A2                                        7.56      11/15/2031             903
    1,500   Mortgage Capital Funding, Inc., Pass-Though
               Certificates, Series 1998-MC2, Class E                          7.09       6/18/2030           1,529
    1,000   Nationslink Funding Corp., Pass-Through
               Certificates, Series 1999-1, Class F(b)                         7.10       1/20/2031           1,016
    2,434   Paine Weber Mortgage Acceptance Corp.,
               Series 1999-C1, Class A2                                        6.82       6/15/2032           2,469
    2,000   Prudential Mortgage Capital Funding, LLC,
               Series 2001-ROCK, Class B                                       6.76       5/10/2034           2,087
      603   Salomon Brothers Mortgage Securities VII, Inc.,
               Series 2000-C3, Class A1                                        6.34      12/18/2033             605
            Wachovia Bank Commercial Mortgage Trust,
    2,000      Series 2005-C18, Class APB                                      4.81       4/15/2042           1,929
    1,000      Series 2005-C19, Class A5                                       4.66       5/15/2044             959
            Wachovia Bank Commercial Mortgage Trust,
               Pass-Through Certificates,
    2,000      Series 2005-C19, Class A4                                       4.61       5/15/2044           1,936
    1,000      Series 2006-C27, Class A2                                       5.62       7/15/2045           1,003
    2,000      Series 2006-C28, Class A2                                       5.50      10/15/2048           1,995
                                                                                                           --------
                                                                                                             41,008
                                                                                                           --------

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                   (continued)

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MAY 31, 2007

PRINCIPAL                                                                                                    MARKET
   AMOUNT                                                                    COUPON                           VALUE
    (000)   SECURITY                                                           RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------------
            INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.1%)(k)
  $ 5,864   Greenwich Capital Commercial Funding Corp.,
               Series 2002-C1, Class XP (acquired 8/13/2003;
               cost $602)(b),(l)                                               1.78%      1/11/2035        $    450
                                                                                                           --------
            Total Financials                                                                                 41,458
                                                                                                           --------
            Total Commercial Mortgage Securities (cost: $41,670)                                             41,458
                                                                                                           --------
            U.S. GOVERNMENT AGENCY ISSUES (0.4%)(m)

            COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)
      228   Freddie Mac(+), Series 2445 VD                                     6.50       4/15/2018             228
      934   Government National Mortgage Assn.,
               Series 1999-14 VD                                               6.00       3/20/2014             937
                                                                                                           --------
            Total Collateralized Mortgage Obligations                                                         1,165
                                                                                                           --------
            INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.0%)(k)
   18,405   Government National Mortgage Assn.,
               Series 2003-59, Class XB                                        2.14       7/16/2010             295
                                                                                                           --------
            MORTGAGE-BACKED PASS-THROUGH SECURITIES (0.0%)
      104   Government National Mortgage Assn. I, Pool 587184                  7.00       4/15/2032             109
                                                                                                           --------
            OTHER U.S. GOVERNMENT GUARANTEED SECURITIES (0.2%)
    1,238   Rowan Companies, Inc., Guaranteed Bond, Title XI                   2.80      10/20/2013           1,142
                                                                                                           --------
            Total U.S. Government Agency Issues (cost: $2,762)                                                2,711
                                                                                                           --------
            U.S. TREASURY SECURITIES (0.5%)

            BONDS (0.1%)
      640   4.90%, 7/19/2007(r)                                                                                 636
                                                                                                           --------
            NOTES (0.4%)
    3,000   4.63%, 2/15/2017(a)                                                                               2,937
                                                                                                           --------
            Total U.S. Treasury Securities (cost: $3,592)                                                     3,573
                                                                                                           --------

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                   of INVESTMENTS
                   (continued)

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MAY 31, 2007

 PRINCIPAL                                                                                                    MARKET
    AMOUNT                                                                    COUPON                           VALUE
     (000)   SECURITY                                                           RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS (0.7%)

             CASINOS & GAMING (0.5%)
   $ 2,000   Mashantucket (Western) Pequot Tribe, CT, RB(b)                     5.91%      9/01/2021       $  1,920
     1,500   Seneca Nation of Indians Capital Improvements Auth.,
                Bonds, Series 2007-B                                            6.75      12/01/2013          1,485
                                                                                                           --------
                                                                                                              3,405
                                                                                                           --------
             GAS UTILITIES (0.2%)
       848   California Maritime Infrastructure Auth. RB, Series 1999           6.63      11/01/2009            852
                                                                                                           --------
             Total Municipal Bonds(cost: $4,367)                                                              4,257
                                                                                                           --------
             Total Bonds (cost: $240,659)                                                                   239,060
                                                                                                           --------
             MONEY MARKET INSTRUMENTS (2.2%)

             VARIABLE-RATE DEMAND NOTES (0.1%)(n)

             UTILITIES (0.1%)
             ----------------
             MULTI-UTILITIES (0.1%)
       100   Sempra Energy ESOP, Series 1999A(b)                                5.85      11/01/2014(e)         100
                                                                                                           --------

    NUMBER
 OF SHARES
----------
             MONEY MARKET FUNDS (2.1%)
14,077,451   SSgA Prime Money Market Fund, 5.18%(o)                                                          14,077
                                                                                                           --------
             Total Money Market Instruments (cost: $14,177)                                                  14,177
                                                                                                           --------

 PRINCIPAL
    AMOUNT
     (000)
----------
             SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL
             FROM SECURITIES LOANED (4.6%)

             CORPORATE OBLIGATIONS (0.7%)

             FINANCIALS (0.7%)
             -----------------
             REGIONAL BANKS (0.7%)
    $5,000   Bank of America, N.A., Notes                                       5.36%(f)   6/13/2007          5,000
                                                                                                           --------

38

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                   (continued)

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MAY 31, 2007

PRINCIPAL                                                                                                    MARKET
   AMOUNT                                                                                                     VALUE
    (000)   SECURITY                                                                                          (000)
-------------------------------------------------------------------------------------------------------------------
            REPURCHASE AGREEMENTS (3.8%)(p)
  $ 4,000   Credit Suisse First Boston LLC, 5.28%, acquired on 5/31/2007 and due 6/01/2007 at $4,000 (collateralized by $4,285 of Fannie Mae Discount Notes(m),(+), 5.24%(q),
               due 5/12/2008; market value $4,080)                                                         $  4,000
   12,000   Deutsche Bank Securities, Inc., 5.30%, acquired on 5/31/2007 and due 6/01/2007 at $12,000 (collateralized by $10,465 of Federal Home Loan Bank Notes(m),(+),
               5.25%-5.75%, due 2/27/2009-7/24/2009; $1,819 of Tennesse Valley Auth. Bonds(m),(+),
               4.65%, due 6/15/2035; combined market value $12,244)                                          12,000
    9,000   Merrill Lynch Government Securities, Inc., 5.26%, acquired on 5/31/2007 and due
               6/01/2007 at $9,000 (collateralized by $9,250 of U.S. Treasury Notes, 4.63%, due
               2/15/2017; market value $9,185)                                                                9,000
                                                                                                           --------
            Total Repurchase Agreements                                                                      25,000
                                                                                                           --------

    NUMBER
 OF SHARES
----------
             MONEY MARKET FUNDS (0.1%)
  629,062    AIM Short-Term Investment Co. Liquid Assets Portfolio, 5.25%(o)                                   629
                                                                                                           --------
             Total Short-Term Investments Purchased With Cash Collateral From Securities
             Loaned (cost: $30,629)                                                                          30,629
                                                                                                           --------

             TOTAL INVESTMENTS (COST: $653,692)                                                            $689,399
                                                                                                           ========

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==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS

USAA BALANCED STRATEGY FUND
MAY 31, 2007

GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 15.3% of net assets as of May 31, 2007.

         ISHARES - exchange-traded funds, managed by Barclays Global Fund Advisors, that represent a portfolio of stocks designed to closely track a specific market index. iShares funds are traded on securities exchanges.

         PORTFOLIO DESCRIPTION ABBREVIATIONS

         EETC  Enhanced Equipment Trust Certificate
         ESOP  Employee Stock Ownership Plan
         MTN   Medium-Term Note
         RB    Revenue Bond
         REIT  Real Estate Investment Trust

         CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

         (INS) Principal and interest payments are insured by AMBAC Assurance Corp. or MBIA Insurance Corp.

40

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==========----------------------------------------------------------------------
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           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

SPECIFIC NOTES
--------------------------------------------------------------------------------

         (a) The security or a portion thereof was out on loan as of May 31, 2007.

         (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Investment Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

         (c) Callable security expected to be called prior to maturity due to a scheduled change from a fixed to a floating interest rate, which is likely to be uneconomical to the issuer. Securities shown without a maturity date are perpetual and have no final maturity.

         (d) Security was fair valued at May 31, 2007, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

         (e) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

         (f) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the current rate at May 31, 2007.

         (g) Security has a mandatory put, which shortens its effective maturity date.

         (h) Callable/putable bond - provides the option for the underwriter to call the bond at face value from the investor on a specified date prior to the bond's maturity. If the underwriter does not exercise the call option, the investor is obligated under the put feature to sell the bond back to the issuer at face value on that specified date. The date shown is the final maturity date, but an earlier date is used in the

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

             dollar-weighted portfolio average maturity calculation as a result of the security's call/put feature.

         (i) Eurodollar and Yankee obligations - Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

         (j) Security is perpetual and has no final maturity date.

         (k) Interest-only commercial mortgage-backed securities (CMBS IOs) - represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The interest rate disclosed is the purchase yield, which reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS
             IOs are subject to recessionary default-related prepayments that may have a negative impact on yield.

         (l) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at May 31, 2007, was $450,000, which represented 0.1% of the Fund's net assets.

         (m) U.S. government agency issues - mortgage-backed securities issued by Government National Mortgage Association (GNMA) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by government-sponsored enterprises (GSEs) indicated with "+" are

42

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           to Portfolio of INVESTMENTS
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

             supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. government.

         (n) Variable-rate demand notes (VRDNs) - provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

         (o) Rate represents the money market fund annualized seven-day yield at May 31, 2007.

         (p) Collateral on repurchase agreements is received by the Fund upon entering into the repurchase agreement. The collateral is marked-to-market daily to ensure its market value is equal to or in excess of the repurchase agreement price plus accrued interest.

         (q) Zero-coupon security. Rate represents the effective yield at the date of purchase.

         (r) Security with a value of $636,000 is segregated as collateral for initial margin requirements on open futures contracts.

         (s) Security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2007, as shown in the following table:

                                                                               UNREALIZED
   TYPE OF FUTURE            EXPIRATION   CONTRACTS  POSITION      VALUE      APPRECIATION
------------------------------------------------------------------------------------------
S&P 500 Index Futures         June 2007        1       Long     $   383,000     $ 13,000
Russell E Mini 2000 Index     June 2007      166       Long      14,085,000      844,000
                                                                                --------
                                                                                $857,000
                                                                                --------

         *   Non-income-producing security for the year ended May 31, 2007.

         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T
==================--------------------------------------------------------------
                   of ASSETS and LIABILITIES
                   (in thousands)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

ASSETS
   Investments in securities, at market value (including securities
      on loan of $29,669) (identified cost of $653,692)                           $689,399
   Cash                                                                                 27
   Receivables:
      Capital shares sold                                                              302
      USAA Investment Management Company (Note 6D)                                     743
      Dividends and interest                                                         3,888
      Securities sold                                                                   19
      Other                                                                              8
   Variation margin on futures contracts                                                67
                                                                                  --------
         Total assets                                                              694,453
                                                                                  --------

LIABILITIES
   Payables:
      Upon return of securities loaned                                              30,656
      Securities purchased                                                           1,000
      Capital shares redeemed                                                          496
   Accrued management fees                                                             399
   Accrued transfer agent's fees                                                         8
   Other accrued expenses and payables                                                 114
                                                                                  --------
         Total liabilities                                                          32,673
                                                                                  --------
             Net assets applicable to capital shares outstanding                  $661,780
                                                                                  ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                $597,163
   Accumulated undistributed net investment income                                   2,523
   Accumulated net realized gain on investments and futures transactions            25,530
   Net unrealized appreciation of investments and futures contracts                 36,564
                                                                                  --------
         Net assets applicable to capital shares outstanding                      $661,780
                                                                                  ========
   Capital shares outstanding, unlimited number of shares authorized,
     no par value                                                                   42,139
                                                                                  ========
   Net asset value, redemption price, and offering price per share                $  15.70
                                                                                  ========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

44

 S T A T E M E N T
==================--------------------------------------------------------------
                   of OPERATIONS
                   (in thousands)

USAA BALANCED STRATEGY FUND
YEAR ENDED MAY 31, 2007

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $4)             $ 7,002
  Interest                                                     14,853
  Securities lending (net)                                        162
                                                              -------
     Total income                                              22,017
                                                              -------
EXPENSES
  Management fees                                               4,542
  Administration and servicing fees                               955
  Transfer agent's fees                                         1,767
  Custody and accounting fees                                     234
  Postage                                                         305
  Shareholder reporting fees                                      102
  Trustees' fees                                                    8
  Registration fees                                                42
  Professional fees                                                81
  Other                                                            18
                                                              -------
     Total expenses                                             8,054
  Expenses paid indirectly                                        (41)
  Expenses reimbursed - transfer agent's fees (Note 6E)            (1)
  Expenses reimbursed                                          (1,684)
                                                              -------
     Net expenses                                               6,328
                                                              -------
NET INVESTMENT INCOME                                          15,689
                                                              -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FUTURES CONTRACTS
  Net realized gain on investments:
      Unaffiliated transactions                                34,655
      Affiliated transactions (Note 8)                          1,438
  Net realized gain on futures transactions                       542
  Change in net unrealized appreciation/depreciation of:
      Investments                                              32,236
      Futures contracts                                           857
                                                              -------
              Net realized and unrealized gain                 69,728
                                                              -------
  Increase in net assets resulting from operations            $85,417
                                                              =======

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T S
====================------------------------------------------------------------
                     of Changes in NET ASSETS
                     (in thousands)

USAA BALANCED STRATEGY FUND
YEARS ENDED MAY 31,

                                                                  2007             2006
                                                             --------------------------
FROM OPERATIONS
  Net investment income                                      $  15,689        $  13,654
  Net realized gain on investments                              36,093           43,082
  Net realized gain on foreign currency transactions                 -                5
  Net realized gain on futures transactions                        542                -
  Change in net unrealized appreciation/depreciation of:
     Investments                                                32,236          (32,984)
     Futures contracts                                             857                -
                                                             --------------------------
        Increase in net assets resulting from operations        85,417           23,757
                                                             --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (15,949)         (12,813)
   Net realized gains                                          (38,037)         (29,270)
                                                             --------------------------
      Distributions to shareholders                            (53,986)         (42,083)
                                                             --------------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                     92,710          116,425
  Reinvested dividends                                          53,473           41,645
  Cost of shares redeemed                                     (149,958)        (115,387)
                                                             --------------------------
     Increase (decrease) in net assets from capital
        share transactions                                      (3,775)          42,683
                                                             --------------------------
  Capital contribution from USAA Transfer Agency Company             -                4
                                                             --------------------------
  Net increase in net assets                                    27,656           24,361

NET ASSETS
  Beginning of year                                            634,124          609,763
                                                             --------------------------
  End of year                                                $ 661,780        $ 634,124
                                                             ==========================
Accumulated undistributed net investment income:
   End of year                                               $   2,523        $   2,783
                                                             ==========================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                    6,113            7,528
  Shares issued for dividends reinvested                         3,568            2,720
  Shares redeemed                                               (9,903)          (7,464)
                                                             --------------------------
     Increase (decrease) in shares outstanding                    (222)           2,784
                                                             ==========================

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

46

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==========----------------------------------------------------------------------
           to FINANCIAL Statements

USAA BALANCED STRATEGY FUND
MAY 31, 2007

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is a management investment company organized as a Delaware statutory trust consisting of 39 separate funds. The information presented in this annual report pertains only to the USAA Balanced Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

           A. SECURITY VALUATION - The value of each security is determined
              (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the exchange is open) as set forth below:

              1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

              2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities

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==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

                 held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Manager will value the foreign securities in good faith, considering such available information that the Manager deems relevant, under valuation procedures approved by the Trust's Board of Trustees. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

              3. Investments in open-end investment companies, other than ETFs, are valued at their NAV at the end of each business day.

              4. Futures contracts are valued at the last quoted sales price.

              5. Short-term securities with original or remaining maturities of
                 60 days or less may be valued at amortized cost, which approximates market value.

              6. Repurchase agreements are valued at cost, which approximates market value.

              7. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved

48

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==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

                 by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

              8. Securities for which market quotations are not readily
                 available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

                 Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

           B. FUTURES CONTRACTS - The Fund may enter into financial futures contracts as a proxy for a direct investment in securities underlying the Fund's index. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures positions). Subsequently, payments known as variation-margin payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses. In addition to the segregation of securities to cover the initial margin requirements, the Fund segregates securities to cover the value of all open futures contracts.
              When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of imperfect correlation between movements in the price of futures contracts and the underlying hedged securities and the risk that the counterparty will fail to perform its obligations.

           C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

           D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the

50

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

              respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

           E. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or its instrumentalities. Government-sponsored enterprises (GSEs), such as Fannie Mae and Freddie Mac, are supported only by the credit of the issuing U.S. government agency, and are neither issued nor guaranteed by the U.S. government. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

           F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

              1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

              2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

              The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

              from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

              Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

           G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. The Fund had no delayed-delivery or when-issued commitments as of May 31, 2007.

           H. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked

52

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==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

              and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. For the year ended May 31, 2007, brokerage commission recapture credits and custodian and other bank credits reduced the Fund's expenses by $21,000 and $20,000, respectively, resulting in a total reduction in Fund expenses of $41,000.

           I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

           J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates in a joint, short-term, revolving, committed loan agreement of $300 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

         to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

         The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.07% annually of the $300 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period.

         For the year ended May 31, 2007, the Fund paid CAPCO facility fees of $1,000, which represents 1.8% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended May 31, 2007.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         The tax character of distributions paid during the years ended May 31, 2007, and 2006, was as follows:

                                      2007                  2006
                                  ----------------------------------
Ordinary income*                  $23,689,000            $21,021,000
Long-term realized capital gains   30,297,000             21,062,000

         *Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

54

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

         As of May 31, 2007, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                       $26,385,000
Undistributed long-term capital gains                                 3,279,000
Unrealized appreciation of investments                               35,310,000

         The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and the mark-to-market of open futures contracts.

         Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2007, were $1,112,640,000 and $1,158,261,000, respectively.

         As of May 31, 2007, the cost of securities, including short-term securities, for federal income tax purposes, was $654,089,000.

         Gross unrealized appreciation and depreciation of investments as of May 31, 2007, for federal income tax purposes, were $40,607,000 and $5,297,000, respectively, resulting in net unrealized appreciation of $35,310,000.

(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         The Fund, through its third-party securities-lending agent, Wachovia Global Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

         income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Wachovia receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Corp., parent company of Wachovia, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended May 31, 2007, the Fund received securities-lending income of $162,000, which is net of the 20% income retained by Wachovia. As of May 31, 2007, the Fund loaned securities having a fair market value of approximately $29,669,000 and received cash collateral of $30,656,000 for the loans. Of this amount, $30,629,000 was invested in short-term investments, as noted in the Fund's portfolio of investments, and $27,000 remained in cash.

(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

           A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees.

56

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           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

              The Manager is also authorized to select (with approval of the Trust's Board of Trustees) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

              The investment management fee for the Fund is composed of a base fee and a performance adjustment that increases or decreases the base fee depending upon the performance of the Fund relative to the performance of the Lipper Balanced Funds Index, which tracks the total return performance of the 30 largest funds in the Lipper Balanced Funds category. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

              The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case

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           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

              of underperformance) the base fee, as referenced in the following chart:

OVER/UNDER PERFORMANCE                   ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                     AS A % OF THE FUND'S AVERAGE NET ASSETS
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                       +/- 0.04%
+/- 4.01% to 7.00%                       +/- 0.05%
+/- 7.01% and greater                    +/- 0.06%

(1) Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

              Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Balanced Funds Index over that period, even if the Fund had overall negative returns during the performance period.

              For the year ended May 31, 2007, the Fund incurred total management fees, paid or payable to the Manager, of $4,542,000, which is net of a performance adjustment of $(235,000) that decreased the base management fee of 0.75% by 0.04%.

           B. SUBADVISORY ARRANGEMENTS - Effective October 2, 2006, the Manager has entered into an investment subadvisory agreement with Deutsche Investment Management Americas Inc. (DIMA), under which DIMA directs the investment and reinvestment of a portion of the Fund's assets invested in equity securities (as allocated from time to time by the Manager). Effective also on October 2, 2006, the Manager terminated its investment subadvisory agreements with Wellington Management Company, LLP (Wellington Management), Loomis, Sayles & Company (Loomis Sayles), and Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), under which Wellington Management, Loomis Sayles, and BHMS directed the investment and

58

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           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

              reinvestment of a portion of the Fund's assets invested in equity securities (as allocated from time to time by the Manager).

              Effective October 2, 2006, the Manager (not the Fund) pays DIMA a subadvisory fee in an annual amount of 0.15% of the portion of the Fund's average net assets that DIMA manages. For the year ended May 31, 2007, the Manager incurred subadvisory fees, paid or payable to DIMA, of $329,000.

              Prior to October 2, 2006, the Manager (not the Fund) paid Wellington Management a subadvisory fee in an annual amount of 0.20% of the portion of the Fund's average net assets that Wellington Management managed. Wellington Management had agreed to waive all fees in excess of 0.18% through June 30, 2006, after which date the waiver was terminated. For the year ended May 31, 2007, the Manager incurred subadvisory fees, paid to Wellington Management, of $45,000.

              Prior to October 2, 2006, the Manager (not the Fund) paid Loomis Sayles a subadvisory fee in an annual amount of 0.20% of the portion of the Fund's average net assets that Loomis Sayles managed. For the year ended May 31, 2007, the Manager incurred subadvisory fees, paid to Loomis Sayles, of $78,000.

              Prior to October 2, 2006, the Manager (not the Fund) paid BHMS a subadvisory fee based on the aggregate net assets that BHMS managed in the USAA Balanced Strategy Fund, USAA Value Fund, and USAA Growth & Income Fund combined, in an annual amount of 0.75% of the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. For the year ended May 31, 2007, the Manager incurred subadvisory fees, paid to BHMS, of $121,000.

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           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

           C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2007, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $955,000.

              In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain legal and tax services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the year ended May 31, 2007, the Fund reimbursed the Manager $14,000 for these legal and tax services. These expenses are included in the professional fees expenses on the Fund's statement of operations.

           D. EXPENSE LIMITATION - The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.00% of its average annual net assets, before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This agreement may be modified or terminated at any time. For the year ended May 31, 2007, the Fund incurred reimbursable expenses of $1,684,000, of which $743,000 was receivable from the Manager.

           E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended May 31, 2007, the Fund incurred transfer agent's fees, paid or payable to SAS, of $1,767,000. For the year ended May 31, 2007, SAS voluntarily reimbursed the

60

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

              Fund $1,000 for transfer agent's fees related to certain shareholder transactions. Additionally, the Fund recorded a capital contribution from SAS of less than $500 for adjustments related to corrections to certain other shareholder transactions.

           F. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
--------------------------------------------------------------------------------

         During the year ended May 31, 2007, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                                  NET REALIZED
                                                                      COST TO       GAIN TO
           SELLER                          PURCHASER                 PURCHASER      SELLER
---------------------------------------------------------------------------------------------
USAA Balanced Strategy Fund       USAA Cornerstone Strategy Fund    $19,087,000    $  896,000
USAA Cornerstone Strategy Fund    USAA Balanced Strategy Fund        16,609,000     3,576,000
USAA First Start Growth Fund      USAA Balanced Strategy Fund        17,124,000     2,287,000
USAA Balanced Strategy Fund       USAA First Start Growth Fund       12,523,000       542,000

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==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

(9) NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

           A. FASB INTERPRETATION NO. 48 "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES" (FIN 48) - On July 13, 2006, the Financial Accounting Standards Board (FASB) released FIN 48. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in Fund NAV calculations as late as the Fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on November 30, 2007. The Manager has begun to evaluate the application of FIN 48 to the Fund and, based on the analysis completed to date, does not anticipate a material impact on the Fund's financial statements.

           B. STATEMENT ON FINANCIAL ACCOUNTING STANDARDS NO. 157, "FAIR VALUE MEASUREMENTS" (FAS 157) - In September 2006, FASB issued FAS 157. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of May 31, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures

62

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==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

              will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the statement of operations for a fiscal period.

           C. STATEMENT ON FINANCIAL ACCOUNTING STANDARDS NO. 159, "THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES" (FAS
              159) - In February 2007, FASB issued FAS 159. In summary, FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. FAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Manager is in the process of evaluating the impact of FAS 159 and is not yet in a position to determine whether it will avail itself of the fair value option prior to the effective date.

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==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

(10) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                        YEAR ENDED MAY 31,
                                           ------------------------------------------------------------------------
                                               2007             2006            2005           2004            2003
                                           ------------------------------------------------------------------------
Net asset value at beginning of period     $  14.97         $  15.41        $  14.70       $  13.35        $  14.20
                                           ------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                        .37              .34             .26            .20             .28
   Net realized and unrealized gain (loss)     1.68              .26             .86           1.37            (.70)
                                           ------------------------------------------------------------------------
Total from investment operations               2.05              .60            1.12           1.57            (.42)
                                           ------------------------------------------------------------------------
Less distributions:
   From net investment income                  (.38)            (.31)           (.25)          (.22)           (.29)
   From realized capital gains                 (.94)            (.73)           (.16)             -            (.14)
                                           ------------------------------------------------------------------------
   Total distributions                        (1.32)           (1.04)           (.41)          (.22)           (.43)
                                           ------------------------------------------------------------------------
Net asset value at end of period           $  15.70         $  14.97        $  15.41       $  14.70        $  13.35
                                           ========================================================================
Total return (%)*                             14.28(c)          3.84            7.67          11.82           (2.71)
Net assets at end of period (000)          $661,780         $634,124        $609,763       $522,951        $350,842
Ratio of expenses to average
   net assets (%)**(a),(b)                     1.00(c)          1.00            1.00           1.00            1.00
Ratio of expenses to average net
   assets, excluding
   reimbursements (%)**(b)                     1.26(c)          1.27            1.29           1.33            1.47
Ratio of net investment income to
   average net assets (%)**                    2.46             2.15            1.74           1.38            2.19
Portfolio turnover (%)                       179.26           153.47           68.26          55.26          113.80

 *  Assumes reinvestment of all net investment income and realized capital gain distributions during the period.
**  For the year ended May 31, 2007, average net assets were $636,904,000.
(a) Effective August 1, 2001, the Manager voluntarily agreed to limit the Fund's expense ratio to 1.00% of the Fund's average annual net assets.
(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                               (.01%)           (.01%)          (.02%)         (.02%)          (.01%)
(c) For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agency fees incurred.
    The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

64

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

EXAMPLE
--------------------------------------------------------------------------------

         As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

         The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2006, through May 31, 2007.

ACTUAL EXPENSES
--------------------------------------------------------------------------------

         The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------------------------------------------

         The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)
               (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

         use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

         Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                 EXPENSES PAID
                                      BEGINNING              ENDING              DURING PERIOD*
                                    ACCOUNT VALUE         ACCOUNT VALUE        DECEMBER 1, 2006 -
                                   DECEMBER 1, 2006        MAY 31, 2007           MAY 31, 2007
                                   --------------------------------------------------------------
Actual                                $1,000.00             $1,068.00                 $5.16

Hypothetical
  (5% return before expenses)          1,000.00              1,019.95                  5.04

         *Expenses are equal to the Fund's annualized expense ratio of 1.00%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 6.80% for the six-month period of December 1, 2006, through May 31, 2007.

66

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS

USAA BALANCED STRATEGY FUND
MAY 31, 2007

         At a meeting of the Board of Trustees held on April 18, 2007, the Board, including the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), approved the continuance of the Investment Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement with Deutsche Investment Management Americas Inc. with respect to the Fund.

         In advance of the meeting, the Trustees received and considered a variety of information relating to the Investment Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

         At each regularly scheduled meeting of the Board and its committees, the Board of Trustees of the Trust receives and reviews, among other things, information concerning the Fund's performance and related

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

         services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Investment Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Investment Advisory Agreement and Subadvisory Agreement included certain information previously received at such meetings.

INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

         After full consideration of a variety of factors, the Board of Trustees, including the Independent Trustees, voted to approve the Investment Advisory Agreement. In approving the Investment Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

         NATURE, EXTENT, AND QUALITY OF SERVICES. In considering the nature, extent, and quality of the services provided by the Manager under the Investment Advisory Agreement, the Board of Trustees reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Investment Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in

68

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

         meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

         The Board considered the Manager's management style and the performance of its duties under the Investment Advisory Agreement.
         The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," were also considered. The Manager's role in coordinating the activities of the Fund's other service providers was also considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Investment Advisory Agreement. In reviewing the Investment Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

         The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as directors/trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

         EXPENSES AND PERFORMANCE. In connection with its consideration of the Investment Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

         compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate
         - which includes advisory and administrative services and the effects of any performance fee adjustment as well as any fee waivers or reimbursements - was the median of its expense group and was below the median of its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were lower than the median of both its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account the Manager's current voluntary undertakings to maintain expense limitations for the Fund and that the subadvisory fees under the Subadvisory Agreement are paid by the Manager.

         In considering the Fund's performance, the Board of Trustees noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size

70

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

         or primary channel of distribution. This comparison indicated that the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2006. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, and five-year periods ended December 31, 2006. The Board took into account steps management has taken to address the Fund's performance, including the hiring of a new subadviser. The Board also noted the strong performance of the fixed-income portion of the Fund.

         COMPENSATION AND PROFITABILITY. The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund and also pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

         ECONOMIES OF SCALE. The Board considered whether there should be changes in the management fee rate or structure in order to enable the

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

         Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fee waivers and expense reimbursement arrangements by the Manager and the fact that the Manager pays the subadvisory fees. The Board determined that the current investment management fee structure was reasonable.

         CONCLUSIONS. The Board reached the following conclusions regarding the Fund's Investment Advisory Agreement with the Manager, among others:
         (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) appropriate action has been taken to address the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's level of profitability from its relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT
--------------------------------------------------------------------------------

         In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below.

         After full consideration of a variety of factors, the Board of Trustees, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did

72

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

         not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

         NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL. The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees noted that the materials provided to them by the Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

         SUBADVISER COMPENSATION. The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA BALANCED STRATEGY FUND
MAY 31, 2007

         services to be provided by the Subadviser, the Subadviser's profitability with respect to the Fund, and the potential economies of scale in the Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreement than the other factors considered.

         SUBADVISORY FEES AND FUND PERFORMANCE. The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser.

         As noted above, the Board considered the Fund's performance during the one-, three-, and five-year periods ended December 31, 2006, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of the Subadviser. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance. The Board also noted the Subadviser's long-term performance record for similar accounts.

         CONCLUSION. The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) the Subadviser maintains an appropriate compliance program; (iii) appropriate action has been taken to address the Fund's performance; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on the Board's conclusions, the Board of Trustees determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

74

 T R U S T E E S '  A N D  O F F I C E R S '
===================-------------------------------------------------------------
                    INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

         The Board of Trustees of the Trust consists of five Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

         Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 39 individual funds as of May 31, 2007. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

         If you would like more information about the funds' Trustees, you may call (800) 531-8181 to request a free copy of the funds' statement of additional information (SAI).

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

         CHRISTOPHER W. CLAUS (2, 4)
         Trustee
         Born: December 1960
         Year of Election or Appointment: 2001

         President, Financial Services Group, USAA (1/07-present); Chair of the Board Directors and Chief Investment Officer, IMCO (1/07-present); President and Chief Executive Officer, Director, and Chair of the Board of Directors, IMCO (12/04-1/07); President and Chief Executive Officer, Director, and Vice Chair of the Board of Directors, IMCO (2/01-12/04). Mr. Claus serves as President, Trustee, and Vice Chair of the Board of Trustees of the USAA family of funds. He also serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services (FPS), and USAA Financial Advisers, Inc.
         (FAI). Mr. Claus is also a Director for USAA Life Insurance Company (USAA Life) and USAA Federal Savings Bank (FSB).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

         BARBARA B. DREEBEN (3, 4, 5, 6)
         Trustee
         Born: June 1945
         Year of Election or Appointment: 1994

         President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben serves as Trustee of the USAA family of funds. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         (1) INDICATES THE TRUSTEE IS AN EMPLOYEE OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND IS CONSIDERED AN "INTERESTED PERSON" UNDER THE INVESTMENT COMPANY ACT OF 1940.

         (2) MEMBER OF EXECUTIVE COMMITTEE

         (3) MEMBER OF AUDIT COMMITTEE

         (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

         (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

         (6) THE ADDRESS FOR ALL NON-INTERESTED TRUSTEES IS THAT OF THE USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

76

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

         ROBERT L. MASON, PH.D. (3, 4, 5, 6)
         Trustee
         Born: July 1946
         Year of Election or Appointment: 1997

         Institute Analyst, Southwest Research Institute (3/02-present); Staff Analyst, Southwest Research Institute (9/98-3/02), which focuses in the fields of technological research. Dr. Mason serves as a Trustee of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         MICHAEL F. REIMHERR (3, 4, 5, 6)
         Trustee
         Born: August 1945
         Year of Election or Appointment: 2000

         President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr serves as a Trustee of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         RICHARD A. ZUCKER (2, 3, 4, 5, 6)
         Trustee and Chair of the Board of Trustees
         Born: July 1943
         Year of Election or Appointment: 1992(+)

         Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker serves as a Trustee of the USAA family of funds. Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         (+) MR. ZUCKER WAS ELECTED AS CHAIR OF THE BOARD IN 2005.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

         KRISTI A. MATUS
         Senior Vice President
         Born: February 1968
         Year of Appointment: 2007

         President and Director, IMCO (2/07-present); President and Vice Chair of the Board of Directors, USAA Life (3/04-present); Vice President, Products & Regulatory Management, USAA Life (1/04-3/04); Vice President, Life Insurance Solutions, USAA Life (9/02-1/04); Executive Vice President and Chief Operating Officer, Thrivent Financial Bank (6/01-9/02). Ms. Matus also serves as President and Director of SAS.

         CLIFFORD A. GLADSON
         Vice President
         Born: November 1950
         Year of Appointment: 2002

         Senior Vice President, Fixed Income Investments, IMCO (9/02-present); Vice President, Fixed Income Investments, IMCO (5/02-9/02); Vice President, Mutual Fund Portfolios, IMCO (12/99-5/02).

         RONALD B. SWEET
         Vice President
         Born: November 1962
         Year of Appointment: 2006

         Vice President, Equity Investments, IMCO (6/06-present); Assistant Vice President, Investment Strategy & Analysis, USAA (12/01-6/06).

         MARK S. HOWARD
         Secretary
         Born: October 1963
         Year of Appointment: 2002

         Senior Vice President, Life/IMCO/FPS General Counsel, USAA (10/03-present); Senior Vice President, Securities Counsel, USAA (12/02-10/03); Senior Vice President, Securities Counsel & Compliance, IMCO (1/02-12/02). Mr. Howard also holds the Officer positions of Senior Vice President, Secretary, and Counsel for USAA Life, IMCO, FAI, FPS, and SAS.

         (1) INDICATES THOSE OFFICERS WHO ARE EMPLOYEES OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

78

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

         DEBRA K. DUNN
         Treasurer
         Born: August 1969
         Year of Appointment: 2005

         Assistant Vice President, IMCO Finance, USAA (4/07-present); Assistant Vice President, IMCO/FPS Finance, USAA (9/04-4/07); Executive Director, IMCO/FPS Finance, USAA (12/03-9/04); Executive Director, FPS Finance, USAA (2/03-12/03); Director, FPS Finance, USAA (12/02-2/03); Director, Strategic Financial Analysis, IMCO (1/01-12/02). Ms. Dunn also holds the Officer positions of Assistant Vice President and Treasurer for IMCO, SAS, FPS, and FAI.

         JAMES L. LOVE
         Assistant Secretary
         Born: December 1968
         Year of Appointment: 2007

         Executive Director Executive Attorney (EP), Securities Counsel, USAA (1/03-present); Senior Counsel, Securities Counsel, USAA (12/02-1/03); Senior Counsel, Securities Counsel & Compliance, IMCO (5/02-12/02).

         ROBERTO GALINDO, JR.
         Assistant Treasurer
         Born: November 1960
         Year of Appointment: 2000

         Assistant Vice President, Portfolio Accounting/Financial
         Administration, USAA (12/02-present); Assistant Vice President, Mutual Fund Analysis & Support, IMCO (10/01-12/02).

         JEFFREY D. HILL
         Chief Compliance Officer
         Born: December 1967
         Year of Appointment: 2004

         Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present); Assistant Vice President, Investment Management Administration & Compliance, USAA (12/02-9/04); Assistant Vice President, Investment Management Administration & Compliance, IMCO (9/01-12/02).

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

                    TRUSTEES    Christopher W. Claus
                                Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                Michael F. Reimherr
                                Richard A. Zucker

              ADMINISTRATOR,    USAA Investment Management Company
         INVESTMENT ADVISER,    P.O. Box 659453
                UNDERWRITER,    San Antonio, Texas 78265-9825
             AND DISTRIBUTOR

              TRANSFER AGENT    USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

               CUSTODIAN AND    State Street Bank and Trust Company
            ACCOUNTING AGENT    P.O. Box 1713
                                Boston, Massachusetts 02105

                 INDEPENDENT    Ernst & Young LLP
           REGISTERED PUBLIC    100 West Houston St., Suite 1800
             ACCOUNTING FIRM    San Antonio, Texas 78205

                   TELEPHONE    Call toll free - Central time
            ASSISTANCE HOURS    Monday - Friday, 7 a.m. to 10 p.m.
                                Saturday, 8 a.m. to 5 p.m.

              FOR ADDITIONAL    (800) 531-8181
           INFORMATION ABOUT    For account servicing, exchanges,
                MUTUAL FUNDS    or redemptions (800) 531-8448

             RECORDED MUTUAL    24-hour service (from any phone)
           FUND PRICE QUOTES    (800) 531-8066

           USAA SELF-SERVICE    For account balance, last transaction, fund
            TELEPHONE SYSTEM    prices, or to exchange or redeem fund shares
                                (800) 531-8777

             INTERNET ACCESS    USAA.COM

COPIES OF THE MANAGER'S PROXY VOTING POLICIES AND PROCEDURES, APPROVED BY THE TRUST'S BOARD OF TRUSTEES FOR USE IN VOTING PROXIES ON BEHALF OF THE FUND, ARE AVAILABLE WITHOUT CHARGE (I) BY CALLING (800) 531-8448; (II) AT USAA.COM; AND
(III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30 IS AVAILABLE (I) AT USAA.COM; AND (II) ON THE SEC'S WEB SITEAT HTTP://WWW.SEC.GOV.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THESE FORMS N-Q ARE AVAILABLE (I) BY CALLING (800) 531-8448; (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. THESE FORMS N-Q ALSO MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

                                                        [LOGO OF RECYCLED PAPER]
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                                                                  Paper

--------------------------------------------------------------------------------

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               USAA               ----------------------------------
                                     INSURANCE o MEMBER SERVICES

26889-0707                                  (C)2007, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 13, 2006, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

In 2006, the Trustee designated as the Board's audit committee financial expert resigned from the Board. The Board has not determined that another Trustee qualifies as an audit committee financial expert. The Board is seeking a replacement and will consider a candidate's qualifications to become the audit committee financial expert as a factor in the evaluation process.




ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 39 funds in all. Only 9 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2007 and 2006 were $249,505 and $221,400, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2007 and 2006 were $55,000 and $50,000, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees paid or accrued by the Registrant for professional services rendered by Ernst & Young LLP for the tax services are listed below in the table:

----------------------------------------------------------------------------------------------
               Review of Federal,
               State and City        Passive     Quarterly
               Income and tax        Foreign     Diversification
               returns and excise   Investment   Review under      Excise Tax
               tax calculations      Company     Subchapter M      Assistance          TOTAL
----------------------------------------------------------------------------------------------
FYE 05-31-2007     $     0           $     0       $     0           $     0          $      0
FYE 05-31-2006     $44,390           $11,125       $11,633           $ 8,494          $ 75,642
----------------------------------------------------------------------------------------------
TOTAL              $44,390           $11,125       $11,633           $ 8,494          $ 75,642
----------------------------------------------------------------------------------------------

All tax service fees were preapproved by the Audit Committee.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2007 and 2006.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for May 31, 2007 and 2006 were $34,560 and $62,000, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2007 and 2006 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:




                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
            - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
            - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
            - compliance with applicable laws and governmental rules and regulations;
            - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the Chair/CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
            -     accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

A.       DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and IMCO's Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (i.e., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the Chair/CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the Chair/CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

         - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
         - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
         - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
         - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the
              USAA Funds' and IMCO's operating policies and procedures.
         -    A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
         -    A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the Chair/CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.     REQUIRED REPORTS

                -     EACH COVERED OFFICER MUST:
                      - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                      - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                -     THE CHIEF LEGAL OFFICER MUST:
                      - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                      - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

               - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the Chairman/CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
               - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the Chair/CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
               - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
               - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the Chair/CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee.
                  The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures; (2) notifications to appropriate personnel of IMCO or USAA; (3) dismissal of the Covered Officer; and/or
                  (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The USAA Funds' and IMCO's Joint Code of Ethics under Rule 17j-1 under the 1940 Act, and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the affected Trust's Chief Legal Officer or the Chairman of the Board of Trustees.



Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003 Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved and adopted by the Board of Trustees of USAA Life Investment Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 13, 2006.


                                   APPENDIX A
                                COVERED OFFICERS
                                ----------------


                                   PRESIDENT
                                   TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2007

By:*     /s/ MARK S. HOWARD
         -----------------------------------------------------------
         Signature and Title:  Mark S. Howard, Secretary

Date:    07/25/2007
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    07/27/2007
         ------------------------------


By:*     /s/ DEBRA K. DUNN
         ----------------------------------------------
         Signature and Title:  Debra K. Dunn, Treasurer

Date:    07/26/2007
         ------------------------------


*Print the name and title of each signing officer under his or her signature.